UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2017

Item 1.

Reports to Stockholders

Fidelity® SAI Real Estate Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Annual Report

July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Life of fundA
Fidelity® SAI Real Estate Index Fund	(5.60)%	9.63%

 A From February 2, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Real Estate Index Fund on February 2, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Select Real Estate Securities Index℠ performed over the same period.

Period Ending Values
$11,471	Fidelity® SAI Real Estate Index Fund
$11,482	Dow Jones U.S. Select Real Estate Securities Index℠

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund performed about in line with the -5.66% result of the benchmark Dow Jones U.S. Select Real Estate Securities Index℠. Sector returns within the index diverged widely, with retail (-26%) and self-storage (-11%) real estate investment trusts (REITs) performing especially poorly, while hotel (+10%) and residential (+7%) REITs fared very well. The biggest detractor by far was index giant Simon Property Group (-28%). As the country’s largest mall operator, Simon was hurt by a difficult business environment for its retail-industry tenants. Other retail REITs weighing on results included mall operator General Growth Properties (-26%); shopping center owners Kimco Realty (-34%) and Macerich (-33%), the latter of which was sold; and “power center” REIT DDR (-45%). Also detracting was leading self-storage company Public Storage (-11%), as the industry has been facing growing supply pushing down rental-rate growth. In contrast, the top contributor was industrial REIT Prologis (+15%), which has benefited from the growth of e-commerce and resulting demand for specialized distribution facilities. Meanwhile, continued growth in the demand for data-storage and processing facilities have bolstered Digital Realty Trust (+14%) and DuPont Fabros Technology (+36%), the latter of which agreed to be acquired by the former this period. Elsewhere, apartment operator Essex Property Trust (+15%) also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	7.4	9.1
Prologis, Inc.	4.8	4.1
Public Storage	4.6	5.0
Welltower, Inc.	4.0	3.8
AvalonBay Communities, Inc.	4.0	3.7
Equity Residential (SBI)	3.7	3.5
Ventas, Inc.	3.6	3.4
Boston Properties, Inc.	2.8	3.2
Digital Realty Trust, Inc.	2.8	2.7
Essex Property Trust, Inc.	2.6	2.3
	40.3

Top Five REIT Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	19.0	17.9
REITs - Office Property	13.6	13.3
REITs - Health Care	12.1	11.7
REITs - Regional Malls	11.6	14.3
REITs - Diversified	10.8	11.1

Asset Allocation (% of fund's net assets)

As of July 31, 2017
Stocks and Equity Futures	100.0%

As of January 31, 2017
Stocks and Equity Futures	100.0%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 99.6%
Hotel & Resort REITs - 0.6%
Park Hotels & Resorts, Inc.	21,089	$567,927
REITs - Apartments - 19.0%
American Campus Communities, Inc.	19,695	944,178
American Homes 4 Rent Class A	34,529	794,512
Apartment Investment & Management Co. Class A	23,068	1,050,747
AvalonBay Communities, Inc.	20,228	3,890,856
Camden Property Trust (SBI)	12,871	1,154,529
Education Realty Trust, Inc.	10,725	402,724
Equity Residential (SBI)	53,904	3,668,706
Essex Property Trust, Inc.	9,631	2,520,433
Independence Realty Trust, Inc.	8,674	87,694
Mid-America Apartment Communities, Inc.	16,681	1,726,984
Monogram Residential Trust, Inc.	24,472	292,685
Starwood Waypoint Homes	18,359	641,831
UDR, Inc.	39,265	1,534,869
		18,710,748
REITs - Diversified - 10.8%
Apple Hospitality (REIT), Inc.	22,889	422,531
Cousins Properties, Inc.	61,379	564,073
Digital Realty Trust, Inc.	23,458	2,705,646
Duke Realty Corp.	52,215	1,492,827
DuPont Fabros Technology, Inc.	11,433	712,619
Forest City Realty Trust, Inc. Class A	32,153	783,890
Liberty Property Trust (SBI)	21,632	908,977
NexPoint Residential Trust, Inc.	2,544	63,829
NorthStar Realty Europe Corp.	8,026	103,616
PS Business Parks, Inc.	2,867	385,497
TIER REIT, Inc.	6,988	129,138
Vornado Realty Trust	25,301	2,007,634
Washington REIT (SBI)	11,261	376,455
		10,656,732
REITs - Health Care - 12.1%
Care Capital Properties, Inc.	12,319	298,366
HCP, Inc.	68,808	2,177,773
Healthcare Realty Trust, Inc.	17,130	570,429
LTC Properties, Inc.	5,800	299,512
Quality Care Properties, Inc. (a)	13,776	231,712
Senior Housing Properties Trust (SBI)	34,924	679,272
Universal Health Realty Income Trust (SBI)	1,827	141,556
Ventas, Inc.	52,099	3,508,868
Welltower, Inc.	53,758	3,945,300
		11,852,788
REITs - Hotels - 6.6%
Ashford Hospitality Prime, Inc.	4,645	48,122
Ashford Hospitality Trust, Inc.	11,798	74,209
Chesapeake Lodging Trust	8,785	221,646
DiamondRock Hospitality Co.	29,360	342,925
FelCor Lodging Trust, Inc.	18,883	139,357
Hersha Hospitality Trust	6,107	114,567
Hospitality Properties Trust (SBI)	24,166	702,264
Host Hotels & Resorts, Inc.	108,645	2,027,316
LaSalle Hotel Properties (SBI)	16,593	490,157
Pebblebrook Hotel Trust	10,196	343,299
RLJ Lodging Trust	18,277	386,741
Ryman Hospitality Properties, Inc.	7,488	468,674
Summit Hotel Properties, Inc.	15,279	273,952
Sunstone Hotel Investors, Inc.	32,309	525,991
Xenia Hotels & Resorts, Inc.	15,658	318,171
		6,477,391
REITs - Management/Investment - 0.7%
American Assets Trust, Inc.	6,133	249,061
Retail Properties America, Inc.	34,727	459,438
		708,499
REITs - Manufactured Homes - 2.0%
Equity Lifestyle Properties, Inc.	11,987	1,046,465
Sun Communities, Inc.	10,388	924,636
		1,971,101
REITs - Office Property - 13.6%
Alexandria Real Estate Equities, Inc.	13,370	1,621,113
Boston Properties, Inc.	22,592	2,731,599
Brandywine Realty Trust (SBI)	25,698	431,983
Columbia Property Trust, Inc.	17,951	390,434
Corporate Office Properties Trust (SBI)	14,572	485,102
Douglas Emmett, Inc.	21,596	826,263
Easterly Government Properties, Inc.	3,677	73,503
Equity Commonwealth (a)	18,252	576,398
First Potomac Realty Trust	8,604	95,763
Franklin Street Properties Corp.	15,677	165,706
Highwoods Properties, Inc. (SBI)	15,007	773,161
Hudson Pacific Properties, Inc.	22,958	751,186
JBG SMITH Properties (a)	12,619	447,722
Kilroy Realty Corp.	14,442	1,002,419
Mack-Cali Realty Corp.	13,179	345,817
Paramount Group, Inc.	26,813	438,929
Parkway, Inc.	6,246	143,720
Piedmont Office Realty Trust, Inc. Class A	21,319	447,912
SL Green Realty Corp.	14,960	1,544,919
		13,293,649
REITs - Regional Malls - 11.6%
CBL & Associates Properties, Inc.	25,013	219,864
General Growth Properties, Inc.	85,554	1,934,376
Pennsylvania Real Estate Investment Trust (SBI)	10,226	121,587
Simon Property Group, Inc.	45,836	7,265,003
Tanger Factory Outlet Centers, Inc.	14,139	373,694
Taubman Centers, Inc.	8,895	505,859
The Macerich Co.	17,502	1,004,440
		11,424,823
REITs - Shopping Centers - 8.1%
Acadia Realty Trust (SBI)	12,422	369,430
Brixmor Property Group, Inc.	38,535	754,901
Cedar Realty Trust, Inc.	11,086	57,425
DDR Corp.	45,188	460,466
Federal Realty Investment Trust (SBI)	10,613	1,407,602
Kimco Realty Corp.	62,523	1,261,714
Kite Realty Group Trust	12,330	253,135
Ramco-Gershenson Properties Trust (SBI)	11,586	163,247
Regency Centers Corp.	21,482	1,422,538
Retail Opportunity Investments Corp.	16,086	326,224
Saul Centers, Inc.	1,737	102,761
Seritage Growth Properties	3,637	170,102
Urban Edge Properties	14,504	364,486
Weingarten Realty Investors (SBI)	17,312	561,948
WP Glimcher, Inc.	27,312	246,354
		7,922,333
REITs - Storage - 7.4%
CubeSmart	26,468	652,701
Extra Space Storage, Inc.	18,491	1,470,035
Life Storage, Inc.	6,814	497,695
National Storage Affiliates Trust	6,470	148,551
Public Storage	21,948	4,511,850
		7,280,832
REITs - Warehouse/Industrial - 6.9%
DCT Industrial Trust, Inc.	13,505	760,872
EastGroup Properties, Inc.	4,967	433,023
First Industrial Realty Trust, Inc.	17,186	524,517
Prologis, Inc.	77,858	4,734,545
Rexford Industrial Realty, Inc.	9,825	280,209
		6,733,166
Residential REITs - 0.2%
Invitation Homes, Inc.	11,344	241,854
TOTAL COMMON STOCKS
(Cost $102,850,537)		97,841,843

Money Market Funds - 0.3%
Fidelity Cash Central Fund, 1.11% (b)
(Cost $289,714)	289,659	289,717
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $103,140,251)		98,131,560
NET OTHER ASSETS (LIABILITIES) - 0.1%		90,287
NET ASSETS - 100%		$98,221,847

Futures Contracts
	Number of contracts	Expiration Date	Notional amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	3	Sept. 2017	$370,200	$6,223	$6,223

The face value of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,209
Total	$2,209

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$6,223	$0
Total Equity Risk	6,223	0
Total Value of Derivatives	$6,223	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $102,850,537)	$97,841,843
Fidelity Central Funds (cost $289,714)	289,717
Total Investments (cost $103,140,251)		$98,131,560
Segregated cash with brokers for derivative instruments		12,600
Cash		46,344
Dividends receivable		38,619
Distributions receivable from Fidelity Central Funds		324
Receivable from investment adviser for expense reductions		4,483
Total assets		98,233,930
Liabilities
Accrued management fee	$5,666
Transfer agent fee payable	6,072
Payable for daily variation margin for derivative instruments	345
Total liabilities		12,083
Net Assets		$98,221,847
Net Assets consist of:
Paid in capital		$102,537,862
Undistributed net investment income		449,788
Accumulated undistributed net realized gain (loss) on investments		236,665
Net unrealized appreciation (depreciation) on investments		(5,002,468)
Net Assets, for 8,867,372 shares outstanding		$98,221,847
Net Asset Value, offering price and redemption price per share ($98,221,847 ÷ 8,867,372 shares)		$11.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$2,552,553
Income from Fidelity Central Funds		2,209
Total income		2,554,762
Expenses
Management fee	$67,799
Transfer agent fees	72,642
Independent trustees' fees and expenses	385
Miscellaneous	315
Total expenses before reductions	141,141
Expense reductions	(55,588)	85,553
Net investment income (loss)		2,469,209
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	557,062
Fidelity Central Funds	51
Futures contracts	68,934
Total net realized gain (loss)		626,047
Change in net unrealized appreciation (depreciation) on: Investment securities	(9,062,995)
Futures contracts	(4,977)
Total change in net unrealized appreciation (depreciation)		(9,067,972)
Net gain (loss)		(8,441,925)
Net increase (decrease) in net assets resulting from operations		$(5,972,716)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	For the period February 2, 2016 (commencement of operations) to July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,469,209	$80,214
Net realized gain (loss)	626,047	19,847
Change in net unrealized appreciation (depreciation)	(9,067,972)	4,065,504
Net increase (decrease) in net assets resulting from operations	(5,972,716)	4,165,565
Distributions to shareholders from net investment income	(2,088,157)	(9,114)
Distributions to shareholders from net realized gain	(411,594)	–
Total distributions	(2,499,751)	(9,114)
Share transactions
Proceeds from sales of shares	–	101,129,300
Reinvestment of distributions	2,499,751	9,114
Cost of shares redeemed	(1,100,000)	(302)
Net increase (decrease) in net assets resulting from share transactions	1,399,751	101,138,112
Total increase (decrease) in net assets	(7,072,716)	105,294,563
Net Assets
Beginning of period	105,294,563	–
End of period	$98,221,847	$105,294,563
Other Information
Undistributed net investment income end of period	$449,788	$71,100
Shares
Sold	–	8,734,938
Issued in reinvestment of distributions	231,892	844
Redeemed	(100,273)	(29)
Net increase (decrease)	131,619	8,735,753

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity SAI Real Estate Index Fund

Years ended July 31,	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.05	$10.00
Income from Investment Operations
Net investment income (loss)B	.28	.06
Net realized and unrealized gain (loss)	(.96)	2.08
Total from investment operations	(.68)	2.14
Distributions from net investment income	(.24)	(.09)
Distributions from net realized gain	(.05)	–
Total distributions	(.29)	(.09)
Net asset value, end of period	$11.08	$12.05
Total ReturnC,D	(5.60)%	21.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	.15%	.77%G
Expenses net of fee waivers, if any	.09%	.09%G
Expenses net of all reductions	.09%	.09%G
Net investment income (loss)	2.55%	1.06%G
Supplemental Data
Net assets, end of period (000 omitted)	$98,222	$105,295
Portfolio turnover rateH	6%	1%I

 A For the period February 2, 2016 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity SAI Real Estate Index Fund (the Fund) is a non-diversified fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,648,555
Gross unrealized depreciation	(9,724,650)
Net unrealized appreciation (depreciation) on securities	$(5,076,095)
Tax Cost	$103,207,655

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$449,788
Undistributed long-term capital gain	$310,292
Net unrealized appreciation (depreciation) on securities and other investments	$(5,076,095)

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$2,096,893	$ 9,114
Long-term Capital Gains	402,858	–
Total	$2,499,751	$ 9,114

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $68,934 and a change in net unrealized appreciation (depreciation) of $(4,977) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,705,974 and $5,576,257, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .07% of the Fund's average net assets. Under the expense contract, total expenses of the Fund are limited to an annual rate of .145% of the Fund's average net assets, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $315 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .09% of average net assets. This reimbursement will remain in place through September 30, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $53,702. Effective September 1, 2017, the expense limitation will be changed to .07%. This reimbursement will remain in place through September 30, 2018.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,886.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Real Estate Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Real Estate Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2017, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from February 2, 2016 (commencement of operations) to July 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity SAI Real Estate Index Fund as of July 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from February 2, 2016 (commencement of operations) to July 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 261 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Actual	.09%	$1,000.00	$1,031.60	$.45
Hypothetical-C		$1,000.00	$1,024.35	$.45

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Real Estate Index Fund voted to pay on September 11, 2017, to shareholders of record at the opening of business on September 8, 2017, a distribution of $0.036 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.069 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2017, $687,873, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Real Estate Index Fund

On July 20, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) (the Amended Contract) for the fund, to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company (FMR), the fund's investment adviser, to Geode, on behalf of the fund, by 0.25 basis points (bp). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management and sub-advisory agreements. At its September 2016 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the management contract and sub-advisory agreements in September 2016 and as part of the annual review of these agreements occurring in July 2017. The Board noted that it had concluded at its September 2016 meeting that the fund's management fee and total expenses were fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the proposed sub-advisory fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 0.25 basis points than the current sub-advisory fee rate. The Board noted that FMR, and not the fund, pays the sub-advisory fee out of its management fee. The Board considered that the Amended Contract will not result in any changes to the current management fee rate under the fund's management contract with FMR or total expenses of each class paid by the shareholders of the fund. The Board also considered that FMR will retain its obligation to pay fund-level operating expenses, with certain limited exceptions, under the management contract. In addition, the Board considered that the Amended Contract will not have an impact on current contractual arrangements between FMR and the fund limiting the total expenses for each class of the fund, which may not be increased without the approval of the Board.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it has reviewed information regarding the revenues earned, the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its September 2016 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive.

Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2016 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with its approval of the Amended Contract, the Board did not consider economies of scale to be a significant factor in its decision to approve the agreement because FMR will continue to contractually limit fund expenses. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Amended Contract should be ratified and approved.

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Fidelity® Real Estate Index Fund Investor Class and Premium Class Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Life of fundA
Investor Class	(5.81)%	8.54%	10.69%
Premium Class	(5.63)%	8.70%	10.85%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Index Fund - Investor Class on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Select Real Estate Securities Index℠ performed over the same period.

Period Ending Values
$18,200	Fidelity® Real Estate Index Fund - Investor Class
$18,485	Dow Jones U.S. Select Real Estate Securities Index℠

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund’s share classes performed closely in line with the -5.66% result of the benchmark Dow Jones U.S. Select Real Estate Securities Index℠. Sector returns within the index diverged widely, with retail (-26%) and self-storage (-11%) real estate investment trusts (REITs) performing especially poorly, while hotels (+10%) and residential (+7%) REITs fared well. The biggest detractor by far was index giant Simon Property Group (-28%). As the country’s largest mall operator, Simon was hurt by a difficult business environment for its retail-industry tenants. Other retail REITs weighing on results included mall operator General Growth Properties (-26%); shopping center owners Kimco Realty (-34%) and Macerich (-33%); and “power center” REIT DDR (-45%). Also detracting was leading self-storage company Public Storage (-11%), as the industry has been facing growing supply pushing down rental-rate growth. In contrast, the top contributor for the year was industrial REIT Prologis (+15%), which has benefited from the growth of e-commerce boosting demand for specialized distribution facilities. Meanwhile, continued growth in the demand for data-storage and processing facilities bolstered Digital Realty Trust (+14%) and DuPont Fabros Technology (+36%), the latter of which agreed to be acquired by the former this period. Elsewhere, apartment operator Essex Property Trust (+15%) also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	7.4	9.1
Prologis, Inc.	4.8	4.1
Public Storage	4.6	5.0
Welltower, Inc.	4.0	3.8
AvalonBay Communities, Inc.	4.0	3.7
Equity Residential (SBI)	3.7	3.5
Ventas, Inc.	3.6	3.4
Boston Properties, Inc.	2.8	3.2
Digital Realty Trust, Inc.	2.8	2.7
Essex Property Trust, Inc.	2.6	2.3
	40.3

Top Five REIT Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	19.0	17.9
REITs - Office Property	13.6	13.3
REITs - Health Care	12.1	11.7
REITs - Regional Malls	11.6	14.4
REITs - Diversified	10.8	11.1

Asset Allocation (% of fund's net assets)

As of July 31, 2017
Stocks and Equity Futures	100.0%

As of January 31, 2017
Stocks and Equity Futures	100.0%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 99.6%
Hotel & Resort REITs - 0.6%
Park Hotels & Resorts, Inc.	212,307	$5,717,428
REITs - Apartments - 19.0%
American Campus Communities, Inc.	197,802	9,482,628
American Homes 4 Rent Class A	346,718	7,977,981
Apartment Investment & Management Co. Class A	231,657	10,551,976
AvalonBay Communities, Inc.	203,277	39,100,331
Camden Property Trust (SBI)	129,299	11,598,120
Education Realty Trust, Inc.	107,967	4,054,161
Equity Residential (SBI)	541,669	36,865,992
Essex Property Trust, Inc.	96,779	25,327,064
Independence Realty Trust, Inc. (a)	87,537	884,999
Mid-America Apartment Communities, Inc.	167,561	17,347,560
Monogram Residential Trust, Inc.	246,402	2,946,968
Starwood Waypoint Homes	184,183	6,439,038
UDR, Inc.	394,488	15,420,536
		187,997,354
REITs - Diversified - 10.8%
Apple Hospitality (REIT), Inc.	230,349	4,252,243
Cousins Properties, Inc.	618,005	5,679,466
Digital Realty Trust, Inc. (a)	235,718	27,187,714
Duke Realty Corp.	524,611	14,998,628
DuPont Fabros Technology, Inc.	114,833	7,157,541
Forest City Realty Trust, Inc. Class A	322,688	7,867,133
Liberty Property Trust (SBI)	217,184	9,126,072
NexPoint Residential Trust, Inc.	25,788	647,021
NorthStar Realty Europe Corp.	81,000	1,045,710
PS Business Parks, Inc.	28,878	3,882,936
TIER REIT, Inc.	70,523	1,303,265
Vornado Realty Trust	254,132	20,165,374
Washington REIT (SBI)	113,310	3,787,953
		107,101,056
REITs - Health Care - 12.1%
Care Capital Properties, Inc.	124,000	3,003,274
HCP, Inc.	691,290	21,879,329
Healthcare Realty Trust, Inc. (a)	171,785	5,720,441
LTC Properties, Inc.	58,383	3,014,898
Quality Care Properties, Inc. (b)	138,086	2,322,607
Senior Housing Properties Trust (SBI)	350,452	6,816,291
Universal Health Realty Income Trust (SBI)	18,445	1,429,119
Ventas, Inc.	523,551	35,261,160
Welltower, Inc.	540,212	39,646,159
		119,093,278
REITs - Hotels - 6.6%
Ashford Hospitality Prime, Inc.	47,122	488,184
Ashford Hospitality Trust, Inc.	119,314	750,485
Chesapeake Lodging Trust	88,660	2,236,892
DiamondRock Hospitality Co.	295,455	3,450,914
FelCor Lodging Trust, Inc.	189,920	1,401,610
Hersha Hospitality Trust	61,627	1,156,123
Hospitality Properties Trust (SBI)	242,346	7,042,575
Host Hotels & Resorts, Inc.	1,091,356	20,364,703
LaSalle Hotel Properties (SBI)	167,035	4,934,214
Pebblebrook Hotel Trust (a)	102,608	3,454,811
RLJ Lodging Trust	183,924	3,891,832
Ryman Hospitality Properties, Inc.	75,373	4,717,596
Summit Hotel Properties, Inc.	153,775	2,757,186
Sunstone Hotel Investors, Inc.	325,254	5,295,135
Xenia Hotels & Resorts, Inc.	157,557	3,201,558
		65,143,818
REITs - Management/Investment - 0.7%
American Assets Trust, Inc.	61,167	2,483,992
Retail Properties America, Inc.	349,484	4,623,673
		7,107,665
REITs - Manufactured Homes - 2.0%
Equity Lifestyle Properties, Inc.	120,432	10,513,714
Sun Communities, Inc.	104,326	9,286,057
		19,799,771
REITs - Office Property - 13.6%
Alexandria Real Estate Equities, Inc.	134,362	16,291,393
Boston Properties, Inc.	226,987	27,444,998
Brandywine Realty Trust (SBI)	258,662	4,348,108
Columbia Property Trust, Inc.	180,662	3,929,399
Corporate Office Properties Trust (SBI)	146,695	4,883,477
Douglas Emmett, Inc.	216,658	8,289,335
Easterly Government Properties, Inc. (a)	37,110	741,829
Equity Commonwealth (b)	183,033	5,780,182
First Potomac Realty Trust	86,624	964,125
Franklin Street Properties Corp.	158,199	1,672,163
Highwoods Properties, Inc. (SBI)	150,512	7,754,378
Hudson Pacific Properties, Inc.	230,224	7,532,929
JBG SMITH Properties (b)	127,066	4,508,302
Kilroy Realty Corp.	144,998	10,064,311
Mack-Cali Realty Corp.	132,549	3,478,086
Paramount Group, Inc.	269,673	4,414,547
Parkway, Inc.	63,035	1,450,435
Piedmont Office Realty Trust, Inc. Class A	214,449	4,505,573
SL Green Realty Corp.	150,234	15,514,665
		133,568,235
REITs - Regional Malls - 11.6%
CBL & Associates Properties, Inc. (a)	252,420	2,218,772
General Growth Properties, Inc.	859,404	19,431,124
Pennsylvania Real Estate Investment Trust (SBI) (a)	102,890	1,223,362
Simon Property Group, Inc.	460,585	73,002,723
Tanger Factory Outlet Centers, Inc.	142,303	3,761,068
Taubman Centers, Inc.	89,541	5,092,197
The Macerich Co.	175,701	10,083,480
		114,812,726
REITs - Shopping Centers - 8.1%
Acadia Realty Trust (SBI)	125,004	3,717,619
Brixmor Property Group, Inc.	386,838	7,578,156
Cedar Realty Trust, Inc.	112,318	581,807
DDR Corp.	454,906	4,635,492
Federal Realty Investment Trust (SBI)	106,573	14,134,777
Kimco Realty Corp.	627,975	12,672,536
Kite Realty Group Trust	123,297	2,531,287
Ramco-Gershenson Properties Trust (SBI)	117,056	1,649,319
Regency Centers Corp.	215,790	14,289,614
Retail Opportunity Investments Corp.	161,886	3,283,048
Saul Centers, Inc.	17,446	1,032,105
Seritage Growth Properties (a)	36,578	1,710,753
Urban Edge Properties	145,945	3,667,598
Weingarten Realty Investors (SBI)	174,261	5,656,512
WP Glimcher, Inc.	273,433	2,466,366
		79,606,989
REITs - Storage - 7.4%
CubeSmart (a)	265,810	6,554,875
Extra Space Storage, Inc. (a)	185,760	14,767,920
Life Storage, Inc.	68,596	5,010,252
National Storage Affiliates Trust	65,293	1,499,127
Public Storage	220,571	45,342,780
		73,174,954
REITs - Warehouse/Industrial - 6.9%
DCT Industrial Trust, Inc.	135,616	7,640,605
EastGroup Properties, Inc.	50,008	4,359,697
First Industrial Realty Trust, Inc.	173,015	5,280,418
Prologis, Inc.	782,381	47,576,589
Rexford Industrial Realty, Inc.	98,288	2,803,174
		67,660,483
Residential REITs - 0.2%
Invitation Homes, Inc.	114,476	2,440,628
TOTAL COMMON STOCKS
(Cost $903,232,183)		983,224,385

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 1.11% (c)	3,709,091	3,709,833
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	15,485,607	15,487,155
TOTAL MONEY MARKET FUNDS
(Cost $19,196,600)		19,196,988
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $922,428,783)		1,002,421,373
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(15,361,242)
NET ASSETS - 100%		$987,060,131

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
31 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2017	3,825,400	$61,022

The face value of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$30,341
Fidelity Securities Lending Cash Central Fund	67,650
Total	$97,991

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$983,224,385	$983,224,385	$--	$--
Money Market Funds	19,196,988	19,196,988	--	--
Total Investments in Securities:	$1,002,421,373	$1,002,421,373	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$61,022	$61,022	$--	$--
Total Assets	$61,022	$61,022	$--	$--
Total Derivative Instruments:	$61,022	$61,022	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$61,022	$0
Total Equity Risk	61,022	0
Total Value of Derivatives	$61,022	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $15,165,686) — See accompanying schedule: Unaffiliated issuers (cost $903,232,183)	$983,224,385
Fidelity Central Funds (cost $19,196,600)	19,196,988
Total Investments (cost $922,428,783)		$1,002,421,373
Segregated cash with brokers for derivative instruments		134,399
Receivable for fund shares sold		1,502,719
Dividends receivable		392,413
Distributions receivable from Fidelity Central Funds		10,609
Other receivables		368
Total assets		1,004,461,881
Liabilities
Payable for fund shares redeemed	$1,831,617
Accrued management fee	56,804
Payable for daily variation margin for derivative instruments	3,395
Other affiliated payables	19,334
Collateral on securities loaned	15,490,600
Total liabilities		17,401,750
Net Assets		$987,060,131
Net Assets consist of:
Paid in capital		$906,996,316
Undistributed net investment income		3,888,790
Accumulated undistributed net realized gain (loss) on investments		(3,878,587)
Net unrealized appreciation (depreciation) on investments		80,053,612
Net Assets		$987,060,131
Investor Class:
Net Asset Value, offering price and redemption price per share ($32,556,877 ÷ 2,075,760 shares)		$15.68
Premium Class:
Net Asset Value, offering price and redemption price per share ($908,637,075 ÷ 57,887,011 shares)		$15.70
Institutional Class:
Net Asset Value, offering price and redemption price per share ($45,866,179 ÷ 2,921,628 shares)		$15.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$22,920,488
Interest		843
Income from Fidelity Central Funds		97,991
Total income		23,019,322
Expenses
Management fee	$628,550
Transfer agent fees	217,231
Independent trustees' fees and expenses	3,526
Miscellaneous	2,883
Total expenses before reductions	852,190
Expense reductions	(77)	852,113
Net investment income (loss)		22,167,209
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,340,707
Fidelity Central Funds	(2,949)
Futures contracts	707,383
Total net realized gain (loss)		3,045,141
Change in net unrealized appreciation (depreciation) on:
Investment securities	(70,584,014)
Futures contracts	(106,351)
Total change in net unrealized appreciation (depreciation)		(70,690,365)
Net gain (loss)		(67,645,224)
Net increase (decrease) in net assets resulting from operations		$(45,478,015)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,167,209	$16,413,856
Net realized gain (loss)	3,045,141	7,971,975
Change in net unrealized appreciation (depreciation)	(70,690,365)	105,254,036
Net increase (decrease) in net assets resulting from operations	(45,478,015)	129,639,867
Distributions to shareholders from net investment income	(21,635,826)	(14,949,615)
Distributions to shareholders from net realized gain	(11,192,697)	–
Total distributions	(32,828,523)	(14,949,615)
Share transactions - net increase (decrease)	220,293,897	188,967,696
Redemption fees	171,488	50,370
Total increase (decrease) in net assets	142,158,847	303,708,318
Net Assets
Beginning of period	844,901,284	541,192,966
End of period	$987,060,131	$844,901,284
Other Information
Undistributed net investment income end of period	$3,888,790	$3,240,857

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Investor Class

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.26	$14.67	$13.59	$12.41	$11.93
Income from Investment Operations
Net investment income (loss)A	.36	.38	.33	.29	.25
Net realized and unrealized gain (loss)	(1.37)	2.57	1.15	1.19	.48
Total from investment operations	(1.01)	2.95	1.48	1.48	.73
Distributions from net investment income	(.35)	(.36)	(.32)	(.27)	(.22)
Distributions from net realized gain	(.21)	–	(.09)	(.04)	(.04)
Total distributions	(.57)B	(.36)	(.41)	(.31)	(.26)
Redemption fees added to paid in capitalA	–C	–C	.01	.01	.01
Net asset value, end of period	$15.68	$17.26	$14.67	$13.59	$12.41
Total ReturnD	(5.81)%	20.54%	11.04%	12.38%	6.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	.23%	.32%	.33%	.33%	.33%
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.25%
Expenses net of all reductions	.23%	.23%	.23%	.23%	.25%
Net investment income (loss)	2.33%	2.53%	2.27%	2.33%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$32,557	$38,444	$30,832	$12,888	$7,493
Portfolio turnover rateG	8%	5%	12%	14%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.57 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.211 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Premium Class

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.28	$14.69	$13.60	$12.43	$11.94
Income from Investment Operations
Net investment income (loss)A	.38	.40	.35	.31	.28
Net realized and unrealized gain (loss)	(1.37)	2.57	1.16	1.18	.48
Total from investment operations	(.99)	2.97	1.51	1.49	.76
Distributions from net investment income	(.38)	(.38)	(.34)	(.28)	(.24)
Distributions from net realized gain	(.21)	–	(.09)	(.04)	(.04)
Total distributions	(.59)	(.38)	(.43)	(.33)B	(.28)
Redemption fees added to paid in capitalA	–C	–C	.01	.01	.01
Net asset value, end of period	$15.70	$17.28	$14.69	$13.60	$12.43
Total ReturnD	(5.63)%	20.68%	11.26%	12.43%	6.53%
Ratios to Average Net AssetsE,F
Expenses before reductions	.09%	.18%	.19%	.19%	.19%
Expenses net of fee waivers, if any	.09%	.09%	.09%	.09%	.09%
Expenses net of all reductions	.09%	.09%	.09%	.09%	.09%
Net investment income (loss)	2.47%	2.67%	2.41%	2.47%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$908,637	$787,359	$496,878	$286,413	$155,140
Portfolio turnover rateG	8%	5%	12%	14%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.33 per share is comprised of distributions from net investment income of $.284 and distributions from net realized gain of $.041 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Institutional Class

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.28	$14.69	$13.60	$12.43	$11.94
Income from Investment Operations
Net investment income (loss)A	.39	.41	.36	.32	.28
Net realized and unrealized gain (loss)	(1.37)	2.56	1.15	1.17	.48
Total from investment operations	(.98)	2.97	1.51	1.49	.76
Distributions from net investment income	(.39)	(.38)	(.34)	(.29)	(.24)
Distributions from net realized gain	(.21)	–	(.09)	(.04)	(.04)
Total distributions	(.60)	(.38)	(.43)	(.33)	(.28)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$15.70	$17.28	$14.69	$13.60	$12.43
Total ReturnC	(5.61)%	20.71%	11.29%	12.46%	6.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.14%	.15%	.15%	.15%
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.07%
Expenses net of all reductions	.07%	.07%	.07%	.07%	.07%
Net investment income (loss)	2.49%	2.69%	2.43%	2.49%	2.30%
Supplemental Data
Net assets, end of period (000 omitted)	$45,866	$19,098	$13,484	$11,030	$148
Portfolio turnover rateF	8%	5%	12%	14%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$128,792,434
Gross unrealized depreciation	(58,128,437)
Net unrealized appreciation (depreciation) on securities	$70,663,997
Tax Cost	$931,757,376

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,888,787
Undistributed long-term capital gain	$5,511,030
Net unrealized appreciation (depreciation) on securities and other investments	$70,663,997

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$21,635,826	$ 14,949,615
Long-term Capital Gains	11,192,697	–
Total	$32,828,523	$ 14,949,615

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $707,383 and a change in net unrealized appreciation (depreciation) of $(106,351) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $295,378,638 and $68,757,703, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .07% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

Investor Class	.23%
Premium Class	.09%
Institutional Class	.07%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .21%, .11% and .035% of class-level average net assets for Investor Class, Premium Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Investor Class and Premium Class pay a portion of the transfer agent fees at an annual rate of .16% and .02% of class-level average net assets, respectively and Institutional Class does not pay a transfer agent fee.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
Investor Class	$52,384
Premium Class	164,847
$217,231

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,883 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $67,650.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expense by $77.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Investor Class	$740,893	$783,713
Premium Class	19,798,967	13,798,744
Institutional Class	1,095,966	367,158
Total	$21,635,826	$14,949,615
From net realized gain
Investor Class	$432,872	$–
Premium Class	10,356,218	–
Institutional Class	403,607	–
Total	$11,192,697	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Investor Class
Shares sold	2,753,906	3,361,459	$43,103,190	$51,660,505
Reinvestment of distributions	72,804	48,895	1,128,867	719,656
Shares redeemed	(2,978,088)	(3,284,601)	(46,751,088)	(50,740,114)
Net increase (decrease)	(151,378)	125,753	$(2,519,031)	$1,640,047
Premium Class
Shares sold	27,867,364	19,422,058	$435,688,005	$299,300,103
Reinvestment of distributions	1,768,910	864,240	27,444,169	12,737,257
Shares redeemed	(17,309,705)	(8,553,405)	(268,097,001)	(127,620,205)
Net increase (decrease)	12,326,569	11,732,893	$195,035,173	$184,417,155
Institutional Class
Shares sold	5,876,891	479,351	$90,757,244	$7,318,127
Reinvestment of distributions	96,937	24,930	1,499,573	367,158
Shares redeemed	(4,157,082)	(317,208)	(64,479,062)	(4,774,791)
Net increase (decrease)	1,816,746	187,073	$27,777,755	$2,910,494

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Real Estate Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Index Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 261 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Investor Class	.23%
Actual		$1,000.00	$1,030.80	$1.16
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Premium Class	.09%
Actual		$1,000.00	$1,032.10	$.45
Hypothetical-C		$1,000.00	$1,024.35	$.45
Institutional Class	.07%
Actual		$1,000.00	$1,031.50	$.35
Hypothetical-C		$1,000.00	$1,024.45	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Investor Class	09/11/17	09/08/17	$0.08500	$0.091
Premium Class	09/11/17	09/08/17	$0.09095	$0.091
Institutional Class	09/11/17	09/08/17	$0.09180	$0.091

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $9,308,477, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Real Estate Index Fund

On July 20, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) (the Amended Contract) for the fund, to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company (FMR), the fund's investment adviser, to Geode, on behalf of the fund, by 0.25 basis points (bp). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management and sub-advisory agreements. At its September 2016 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the management contract and sub-advisory agreements in September 2016 and as part of the annual review of these agreements occurring in July 2017. The Board noted that it had concluded at its September 2016 meeting that the fund's management fee and total expenses were fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the proposed sub-advisory fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 0.25 basis points than the current sub-advisory fee rate. The Board noted that FMR, and not the fund, pays the sub-advisory fee out of its management fee. The Board considered that the Amended Contract will not result in any changes to the current management fee rate under the fund's management contract with FMR or total expenses of each class paid by the shareholders of the fund. The Board also considered that FMR will retain its obligation to pay fund-level operating expenses, with certain limited exceptions, under the management contract. In addition, the Board considered that the Amended Contract will not have an impact on current contractual arrangements between FMR and the fund limiting the total expenses for each class of the fund, which may not be increased without the approval of the Board.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it has reviewed information regarding the revenues earned, the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its September 2016 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive.

Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2016 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with its approval of the Amended Contract, the Board did not consider economies of scale to be a significant factor in its decision to approve the agreement because FMR will continue to contractually limit fund expenses. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Amended Contract should be ratified and approved.

URX-ANN-0917
1.929332.105

Fidelity® SAI Small-Mid Cap 500 Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Annual Report

July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Life of fundA
Fidelity® SAI Small-Mid Cap 500 Index Fund	12.41%	7.86%

 A From August 12, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Small-Mid Cap 500 Index Fund on August 12, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell SMID 500 Index performed over the same period.

Period Ending Values
$11,608	Fidelity® SAI Small-Mid Cap 500 Index Fund
$11,622	Russell SMID 500 Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund gained 12.41%, essentially in line with the 12.45% return of the benchmark Russell SMID 500 Index. This period, financials stocks (+30%) – especially in the banks group (+37%) – were particularly notable performers, benefiting from rising interest rates and expected regulatory changes that many believed could boost profitability in the industry. Among banks, the top individual contributors in the index and fund were SVB Financial Group, Huntington Bancshares and Zions Bancorp, while diversified financial company E Trade Financial also performed well. In the health care sector, IDEXX Laboratories, a provider of veterinary testing products and services, gained ground on better-than-expected earnings. Align Technology, best known for its Invisalign® dental straighteners, also outperformed. On the negative side, the biggest individual detractor was drug-store chain Rite Aid, whose intended merger with rival Walgreen’s fell apart toward period end. Several energy stocks, led by energy exploration & production companies Southwestern Energy and Newfield Exploration, were laggards, affected by generally declining oil and natural gas prices. Also hurting results was a position in Frontier Communications, a telecoms service provider whose shares returned about -73% due to poor financial results and subscriber losses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
The Cooper Companies, Inc.	0.5	0.4
E*TRADE Financial Corp.	0.5	0.5
Gartner, Inc.	0.5	0.3
Advanced Micro Devices, Inc.	0.4	0.0
ANSYS, Inc.	0.4	0.4
	2.3

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	16.0	16.4
Information Technology	15.5	12.7
Financials	15.1	15.6
Consumer Discretionary	13.0	12.7
Real Estate	11.9	11.6

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks and Equity Futures	100.0%

 * Foreign investments - 6.3%

As of January 31, 2017*
Stocks and Equity Futures	100.0%

 * Foreign investments - 6.6%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.0%
Auto Components - 1.3%
Adient PLC	55,236	$3,616,301
Gentex Corp.	165,967	2,824,758
Lear Corp.	40,429	5,991,174
The Goodyear Tire & Rubber Co.	148,005	4,663,638
Visteon Corp. (a)	18,699	2,085,686
		19,181,557
Automobiles - 0.2%
Thor Industries, Inc.	28,989	3,053,991
Distributors - 0.2%
Pool Corp.	23,592	2,550,767
Diversified Consumer Services - 1.0%
Bright Horizons Family Solutions, Inc. (a)	29,694	2,346,123
Graham Holdings Co.	2,549	1,510,028
H&R Block, Inc.	121,597	3,708,709
Service Corp. International	106,747	3,707,323
ServiceMaster Global Holdings, Inc. (a)	78,908	3,468,796
		14,740,979
Hotels, Restaurants & Leisure - 2.2%
ARAMARK Holdings Corp.	142,642	5,685,710
Choice Hotels International, Inc.	19,602	1,267,269
Domino's Pizza, Inc.	28,177	5,255,011
Dunkin' Brands Group, Inc. (b)	54,101	2,868,976
Extended Stay America, Inc. unit	97,143	1,920,517
Hilton Grand Vacations, Inc. (a)(b)	34,776	1,278,366
Hyatt Hotels Corp. Class A (a)	19,766	1,098,397
International Game Technology PLC	63,429	1,207,688
Six Flags Entertainment Corp. (b)	41,829	2,378,815
U.S. Foods Holding Corp. (a)	78,618	2,213,097
Vail Resorts, Inc.	23,289	4,908,390
Wendy's Co.	108,312	1,672,337
		31,754,573
Household Durables - 1.5%
CalAtlantic Group, Inc.	41,437	1,454,439
Leggett & Platt, Inc.	77,555	3,736,600
NVR, Inc. (a)	1,947	5,082,527
PulteGroup, Inc.	171,184	4,180,313
Tempur Sealy International, Inc. (a)(b)	27,227	1,570,181
Toll Brothers, Inc.	89,078	3,437,520
Tupperware Brands Corp. (b)	29,740	1,805,515
		21,267,095
Internet & Direct Marketing Retail - 0.6%
Liberty Expedia Holdings, Inc.	31,760	1,811,908
Liberty Interactive Corp. QVC Group (Venture Group) Series A (a)	46,786	2,834,296
TripAdvisor, Inc. (a)(b)	64,707	2,524,867
Wayfair LLC Class A (a)(b)	22,534	1,720,471
		8,891,542
Leisure Products - 0.4%
Brunswick Corp.	52,277	2,959,401
Polaris Industries, Inc. (b)	34,610	3,103,133
		6,062,534
Media - 2.0%
AMC Networks, Inc. Class A (a)	31,504	2,014,681
Cable One, Inc.	2,760	2,097,324
Cinemark Holdings, Inc.	62,412	2,427,827
Interpublic Group of Companies, Inc.	231,471	5,002,088
John Wiley & Sons, Inc. Class A	26,002	1,436,611
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	69,762	2,453,530
Liberty Media Class A (a)(b)	14,516	489,915
Lions Gate Entertainment Corp.:
Class A (b)	30,669	901,669
Class B (a)(b)	58,115	1,598,744
Live Nation Entertainment, Inc. (a)	78,669	2,931,994
Regal Entertainment Group Class A (b)	66,215	1,259,409
Tegna, Inc.	126,109	1,870,196
The Madison Square Garden Co. (a)	10,808	2,374,734
Tribune Media Co. Class A	42,604	1,795,759
		28,654,481
Multiline Retail - 0.5%
Kohl's Corp. (b)	100,923	4,173,166
Nordstrom, Inc. (b)	68,659	3,334,768
		7,507,934
Specialty Retail - 2.2%
AutoNation, Inc. (a)(b)	37,687	1,597,175
Bed Bath & Beyond, Inc. (b)	81,606	2,440,019
Burlington Stores, Inc. (a)	40,588	3,532,374
Cabela's, Inc. Class A (a)	29,668	1,690,483
Dick's Sporting Goods, Inc. (b)	51,020	1,905,087
Floor & Decor Holdings, Inc. Class A	12,312	426,241
Foot Locker, Inc.	76,792	3,623,814
GameStop Corp. Class A (b)	58,412	1,266,956
Michaels Companies, Inc. (a)(b)	67,914	1,367,788
Murphy U.S.A., Inc. (a)(b)	20,246	1,533,230
Penske Automotive Group, Inc.	20,903	910,117
Sally Beauty Holdings, Inc. (a)	80,741	1,633,390
Signet Jewelers Ltd. (b)	40,153	2,455,757
Staples, Inc.	384,156	3,899,183
Urban Outfitters, Inc. (a)(b)	50,551	990,294
Williams-Sonoma, Inc. (b)	50,829	2,359,990
		31,631,898
Textiles, Apparel & Luxury Goods - 0.9%
Carter's, Inc.	28,084	2,435,725
lululemon athletica, Inc. (a)	56,879	3,506,022
Michael Kors Holdings Ltd. (a)	90,445	3,295,816
Ralph Lauren Corp.	33,097	2,503,788
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	76,947	2,161,441
		13,902,792

TOTAL CONSUMER DISCRETIONARY		189,200,143

CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 0.5%
Casey's General Stores, Inc.	22,893	2,443,828
Rite Aid Corp. (a)(b)	618,175	1,384,712
Sprouts Farmers Market LLC (a)	78,937	1,900,014
Welbilt, Inc. (a)(b)	75,509	1,471,670
		7,200,224
Food Products - 1.8%
Blue Buffalo Pet Products, Inc. (a)(b)	54,871	1,227,464
Flowers Foods, Inc.	103,811	1,826,035
Ingredion, Inc.	41,907	5,167,971
Lamb Weston Holdings, Inc.	85,988	3,781,752
Pilgrim's Pride Corp. (a)(b)	31,080	754,933
Pinnacle Foods, Inc.	69,421	4,122,219
Post Holdings, Inc. (a)	38,113	3,171,002
Seaboard Corp.	153	654,075
The Hain Celestial Group, Inc. (a)	59,752	2,671,512
TreeHouse Foods, Inc. (a)(b)	32,421	2,750,273
		26,127,236
Household Products - 0.2%
Energizer Holdings, Inc.	35,947	1,656,078
Spectrum Brands Holdings, Inc. (b)	14,374	1,659,335
		3,315,413
Personal Products - 0.5%
Edgewell Personal Care Co. (a)	33,650	2,429,530
Herbalife Ltd. (a)(b)	40,286	2,679,422
Nu Skin Enterprises, Inc. Class A	30,299	1,919,745
		7,028,697

TOTAL CONSUMER STAPLES		43,671,570

ENERGY - 4.9%
Energy Equipment & Services - 0.9%
Helmerich & Payne, Inc. (b)	62,307	3,153,980
Nabors Industries Ltd.	162,975	1,256,537
Oceaneering International, Inc.	57,655	1,478,851
Patterson-UTI Energy, Inc.	122,337	2,365,998
RPC, Inc. (b)	34,066	705,507
Transocean Ltd. (United States) (a)(b)	230,446	1,993,358
Weatherford International PLC (a)(b)	518,392	2,312,028
		13,266,259
Oil, Gas & Consumable Fuels - 4.0%
Antero Resources Corp. (a)(b)	135,508	2,794,175
Centennial Resource Development, Inc. Class A(b)	65,029	1,091,187
Chesapeake Energy Corp. (a)(b)	531,459	2,636,037
CONSOL Energy, Inc.	133,679	2,240,460
Diamondback Energy, Inc. (a)	57,637	5,526,236
Energen Corp. (a)	57,015	3,037,759
Extraction Oil & Gas, Inc. (b)	70,649	860,505
Gulfport Energy Corp. (a)	93,524	1,180,273
HollyFrontier Corp.	104,092	3,002,013
Kosmos Energy Ltd. (a)(b)	111,865	738,309
Laredo Petroleum, Inc. (a)(b)	95,236	1,234,259
Murphy Oil Corp. (b)	95,793	2,546,178
Newfield Exploration Co. (a)	116,908	3,358,767
Parsley Energy, Inc. Class A (a)	135,667	3,972,330
PBF Energy, Inc. Class A (b)	64,254	1,463,064
QEP Resources, Inc. (a)	140,692	1,205,730
Range Resources Corp. (b)	134,180	2,832,540
Rice Energy, Inc. (a)	98,943	2,767,436
RSP Permian, Inc. (a)	77,140	2,650,530
SM Energy Co.	65,035	1,130,959
Southwestern Energy Co. (a)	296,639	1,690,842
Targa Resources Corp.	114,590	5,318,122
Whiting Petroleum Corp. (a)(b)	211,382	1,109,756
World Fuel Services Corp.	39,922	1,291,077
WPX Energy, Inc. (a)	232,526	2,506,630
		58,185,174

TOTAL ENERGY		71,451,433

FINANCIALS - 15.1%
Banks - 4.6%
Associated Banc-Corp.	88,923	2,129,706
Bank of Hawaii Corp.	24,743	2,070,247
Bank of the Ozarks, Inc.	67,072	2,894,157
BankUnited, Inc.	61,165	2,105,299
BOK Financial Corp. (b)	14,658	1,246,956
Commerce Bancshares, Inc.	52,452	3,044,314
Cullen/Frost Bankers, Inc.	33,443	3,035,956
East West Bancorp, Inc.	84,458	4,812,417
First Hawaiian, Inc.	31,200	920,400
First Horizon National Corp. (b)	135,887	2,368,510
FNB Corp., Pennsylvania	188,648	2,584,478
PacWest Bancorp	70,708	3,395,398
Peoples United Financial, Inc.	201,156	3,508,161
Pinnacle Financial Partners, Inc.	42,661	2,726,038
Popular, Inc.	59,118	2,491,233
Prosperity Bancshares, Inc.	38,964	2,497,592
Signature Bank (a)	31,743	4,398,945
SVB Financial Group (a)	30,817	5,498,985
Synovus Financial Corp.	71,112	3,091,950
TCF Financial Corp.	93,253	1,469,667
Webster Financial Corp.	53,794	2,793,522
Western Alliance Bancorp. (a)	57,236	2,883,550
Zions Bancorporation (b)	117,759	5,336,838
		67,304,319
Capital Markets - 3.2%
BGC Partners, Inc. Class A	134,335	1,693,964
CBOE Holdings, Inc.	64,841	6,129,420
E*TRADE Financial Corp. (a)	161,909	6,638,276
Eaton Vance Corp. (non-vtg.)	64,966	3,189,181
FactSet Research Systems, Inc.	22,650	3,787,533
Federated Investors, Inc. Class B (non-vtg.) (b)	55,762	1,607,618
Lazard Ltd. Class A	70,468	3,291,560
Legg Mason, Inc.	50,744	2,030,267
LPL Financial	51,839	2,372,153
MarketAxess Holdings, Inc.	21,544	4,371,062
Morningstar, Inc.	11,125	918,591
MSCI, Inc.	52,224	5,689,805
SEI Investments Co.	78,667	4,445,472
		46,164,902
Consumer Finance - 0.6%
Credit Acceptance Corp. (a)(b)	6,567	1,635,840
Navient Corp.	166,111	2,450,137
OneMain Holdings, Inc. (a)	31,265	836,026
Santander Consumer U.S.A. Holdings, Inc. (a)	86,775	1,111,588
SLM Corp. (a)	253,203	2,805,489
		8,839,080
Diversified Financial Services - 0.3%
Voya Financial, Inc.	109,403	4,292,974
Insurance - 5.0%
Alleghany Corp. (a)	8,726	5,352,005
American Financial Group, Inc.	41,267	4,184,474
American National Insurance Co.	4,344	516,936
Arthur J. Gallagher & Co.	104,525	6,145,025
Aspen Insurance Holdings Ltd.	34,906	1,703,413
Assurant, Inc.	32,102	3,379,378
Assured Guaranty Ltd.	70,552	3,175,546
Axis Capital Holdings Ltd.	48,940	3,160,545
Brown & Brown, Inc.	68,901	3,072,985
Erie Indemnity Co. Class A	14,493	1,847,278
Everest Re Group Ltd.	23,860	6,260,625
First American Financial Corp.	63,154	3,057,285
Hanover Insurance Group, Inc.	24,921	2,364,006
Mercury General Corp. (b)	16,022	959,558
Old Republic International Corp.	143,229	2,810,153
ProAssurance Corp.	30,832	1,905,418
Reinsurance Group of America, Inc.	37,718	5,288,064
RenaissanceRe Holdings Ltd.	23,520	3,455,323
Torchmark Corp.	67,793	5,353,613
Validus Holdings Ltd.	45,315	2,437,494
W.R. Berkley Corp.	55,936	3,857,906
White Mountains Insurance Group Ltd.	2,555	2,209,053
		72,496,083
Mortgage Real Estate Investment Trusts - 1.1%
Agnc Investment Corp.	208,760	4,421,537
Chimera Investment Corp.	110,020	2,070,576
MFA Financial, Inc.	231,697	1,967,108
New Residential Investment Corp.	180,298	3,065,066
Starwood Property Trust, Inc. (b)	149,772	3,300,975
Two Harbors Investment Corp.	203,385	2,011,478
		16,836,740
Thrifts & Mortgage Finance - 0.3%
New York Community Bancorp, Inc. (b)	279,434	3,668,968
TFS Financial Corp.	30,853	493,031
		4,161,999

TOTAL FINANCIALS		220,096,097

HEALTH CARE - 9.2%
Biotechnology - 2.6%
ACADIA Pharmaceuticals, Inc. (a)(b)	56,707	1,688,167
Agios Pharmaceuticals, Inc. (a)(b)	24,379	1,363,761
Alkermes PLC (a)(b)	89,452	4,867,083
Alnylam Pharmaceuticals, Inc. (a)(b)	44,256	3,661,741
Bioverativ, Inc.	63,641	3,943,833
Exelixis, Inc. (a)	169,706	4,600,730
Intercept Pharmaceuticals, Inc. (a)(b)	10,509	1,230,919
Intrexon Corp. (a)(b)	31,473	679,502
Ionis Pharmaceuticals, Inc. (a)(b)	72,517	3,799,891
Juno Therapeutics, Inc. (a)(b)	37,378	1,062,657
Neurocrine Biosciences, Inc. (a)(b)	51,309	2,464,371
Opko Health, Inc. (a)(b)	194,521	1,254,660
Seattle Genetics, Inc. (a)(b)	56,188	2,837,494
TESARO, Inc. (a)(b)	21,795	2,782,350
United Therapeutics Corp. (a)(b)	26,163	3,359,329
		39,596,488
Health Care Equipment & Supplies - 2.7%
Abiomed, Inc. (a)	23,782	3,521,876
Alere, Inc. (a)	50,514	2,545,400
DexCom, Inc. (a)(b)	50,240	3,346,486
Hill-Rom Holdings, Inc.	38,621	2,878,037
ResMed, Inc. (b)	81,994	6,323,377
Steris PLC	49,165	4,024,155
Teleflex, Inc.	26,453	5,481,591
The Cooper Companies, Inc.	28,410	6,928,332
West Pharmaceutical Services, Inc.	43,015	3,815,431
		38,864,685
Health Care Providers & Services - 1.6%
Acadia Healthcare Co., Inc. (a)(b)	46,131	2,441,714
Brookdale Senior Living, Inc. (a)	108,126	1,535,389
Envision Healthcare Corp. (a)	68,336	3,856,200
LifePoint Hospitals, Inc. (a)	21,851	1,297,949
MEDNAX, Inc. (a)(b)	53,581	2,517,235
Patterson Companies, Inc. (b)	48,561	2,025,965
Premier, Inc. (a)(b)	30,037	1,048,291
VCA, Inc. (a)	45,973	4,256,180
Wellcare Health Plans, Inc. (a)	26,131	4,624,926
		23,603,849
Health Care Technology - 0.5%
athenahealth, Inc. (a)(b)	23,173	3,205,289
Veeva Systems, Inc. Class A (a)	62,943	4,013,246
		7,218,535
Life Sciences Tools & Services - 1.4%
Bio-Rad Laboratories, Inc. Class A (a)	12,312	2,901,077
Bio-Techne Corp.	21,701	2,515,363
Bruker Corp.	61,376	1,760,264
Charles River Laboratories International, Inc. (a)	27,658	2,716,016
PerkinElmer, Inc.	64,308	4,233,396
QIAGEN NV (a)	134,719	4,424,172
VWR Corp. (a)	50,104	1,653,432
		20,203,720
Pharmaceuticals - 0.4%
Akorn, Inc. (a)	52,622	1,769,152
Endo International PLC (a)	130,867	1,442,154
Mallinckrodt PLC (a)	58,174	2,664,369
Patheon NV (b)	19,835	693,432
		6,569,107

TOTAL HEALTH CARE		136,056,384

INDUSTRIALS - 16.0%
Aerospace & Defense - 1.7%
BWX Technologies, Inc.	55,060	2,900,561
HEICO Corp. (b)	14,378	1,155,560
HEICO Corp. Class A	28,308	2,011,283
Hexcel Corp.	53,169	2,720,658
Huntington Ingalls Industries, Inc.	26,583	5,479,022
Orbital ATK, Inc.	33,704	3,443,875
Spirit AeroSystems Holdings, Inc. Class A	70,935	4,286,602
Teledyne Technologies, Inc. (a)	20,470	2,790,880
		24,788,441
Air Freight & Logistics - 0.3%
XPO Logistics, Inc. (a)(b)	64,868	3,899,215
Airlines - 1.0%
Alaska Air Group, Inc.	70,721	6,027,551
Copa Holdings SA Class A	18,265	2,291,527
JetBlue Airways Corp. (a)	196,036	4,299,069
Spirit Airlines, Inc. (a)	40,777	1,584,186
		14,202,333
Building Products - 1.8%
A.O. Smith Corp.	84,519	4,525,992
Allegion PLC	56,024	4,551,390
Armstrong World Industries, Inc. (a)	25,886	1,256,765
Fortune Brands Home & Security, Inc. (b)	90,193	5,922,974
Lennox International, Inc. (b)	22,773	3,894,183
Owens Corning	65,169	4,369,581
USG Corp. (a)(b)	51,542	1,393,696
		25,914,581
Commercial Services & Supplies - 0.9%
Clean Harbors, Inc. (a)	30,752	1,746,714
Copart, Inc. (a)	116,620	3,672,364
KAR Auction Services, Inc.	80,516	3,384,893
Pitney Bowes, Inc.	109,393	1,721,846
Rollins, Inc.	56,149	2,437,428
		12,963,245
Construction & Engineering - 1.0%
AECOM (a)	91,170	2,908,323
Fluor Corp.	82,126	3,566,732
Jacobs Engineering Group, Inc.	70,218	3,701,893
Quanta Services, Inc. (a)	86,950	2,932,824
Valmont Industries, Inc.	12,999	1,984,947
		15,094,719
Electrical Equipment - 0.7%
Hubbell, Inc. Class B	32,047	3,806,863
Regal Beloit Corp.	26,157	2,180,186
Sensata Technologies Holding BV (a)(b)	99,409	4,485,334
		10,472,383
Industrial Conglomerates - 0.4%
Carlisle Companies, Inc.	37,231	3,633,373
ITT, Inc.	52,131	2,137,371
		5,770,744
Machinery - 4.9%
AGCO Corp.	39,145	2,823,920
Allison Transmission Holdings, Inc.	78,433	2,964,767
Colfax Corp. (a)	51,931	2,143,712
Crane Co.	29,327	2,214,189
Donaldson Co., Inc.	77,708	3,690,353
Flowserve Corp. (b)	76,672	3,153,519
Gardner Denver Holdings, Inc.	24,356	559,214
Graco, Inc.	32,365	3,755,635
IDEX Corp.	44,854	5,227,285
Lincoln Electric Holdings, Inc.	34,527	3,012,826
Middleby Corp. (a)	33,259	4,346,286
Nordson Corp.	33,781	4,290,187
Oshkosh Corp.	43,775	3,014,347
Snap-On, Inc. (b)	33,825	5,215,815
Terex Corp.	52,996	2,086,453
Timken Co.	40,591	1,846,891
Toro Co.	61,929	4,402,533
Trinity Industries, Inc.	88,256	2,419,097
WABCO Holdings, Inc. (a)	29,730	4,089,956
Wabtec Corp. (b)	50,349	3,794,301
Xylem, Inc.	105,360	5,977,073
		71,028,359
Marine - 0.1%
Kirby Corp. (a)(b)	31,290	1,905,561
Professional Services - 0.9%
Dun & Bradstreet Corp.	21,712	2,404,821
Manpower, Inc.	39,342	4,215,495
Robert Half International, Inc.	72,439	3,277,865
TransUnion Holding Co., Inc. (a)	74,874	3,431,475
		13,329,656
Road & Rail - 0.8%
AMERCO	2,949	1,145,863
Genesee & Wyoming, Inc. Class A (a)	35,777	2,331,229
Landstar System, Inc.	24,520	2,038,838
Old Dominion Freight Lines, Inc.	35,941	3,447,101
Ryder System, Inc.	31,223	2,271,785
		11,234,816
Trading Companies & Distributors - 1.3%
Air Lease Corp. Class A	56,660	2,242,603
HD Supply Holdings, Inc. (a)	118,658	3,855,198
Herc Holdings, Inc. (a)	1	27
MSC Industrial Direct Co., Inc. Class A	25,866	1,841,918
United Rentals, Inc. (a)	49,608	5,901,368
Univar, Inc. (a)	60,787	1,886,828
Watsco, Inc.	17,771	2,679,334
WESCO International, Inc. (a)	28,625	1,467,031
		19,874,307
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. LLC	45,745	3,467,928

TOTAL INDUSTRIALS		233,946,288

INFORMATION TECHNOLOGY - 15.5%
Communications Equipment - 1.1%
Arista Networks, Inc. (a)(b)	31,088	4,641,128
Arris International PLC (a)	105,933	2,961,887
Brocade Communications Systems, Inc.	238,457	3,011,712
CommScope Holding Co., Inc. (a)	112,148	4,124,803
EchoStar Holding Corp. Class A (a)	27,702	1,682,342
		16,421,872
Electronic Equipment & Components - 3.5%
Arrow Electronics, Inc. (a)	51,954	4,223,341
Avnet, Inc.	73,083	2,804,926
CDW Corp.	90,095	5,714,726
Cognex Corp.	48,737	4,632,939
Coherent, Inc. (a)	14,352	3,803,280
Dolby Laboratories, Inc. Class A	32,168	1,664,694
FLIR Systems, Inc.	79,833	2,979,368
IPG Photonics Corp. (a)	21,101	3,220,857
Jabil, Inc.	104,563	3,189,172
Keysight Technologies, Inc. (a)	108,467	4,511,143
National Instruments Corp.	62,531	2,572,525
Trimble, Inc. (a)	147,219	5,510,407
Universal Display Corp.	24,428	2,946,017
Zebra Technologies Corp. Class A (a)	30,704	3,123,211
		50,896,606
Internet Software & Services - 1.4%
CoStar Group, Inc. (a)	18,868	5,199,077
GoDaddy, Inc. (a)(b)	45,982	1,976,306
IAC/InterActiveCorp (a)	40,992	4,288,993
LogMeIn, Inc.	30,452	3,546,135
Match Group, Inc. (a)(b)	21,503	392,430
Pandora Media, Inc. (a)(b)	132,626	1,187,003
Zillow Group, Inc.:
Class A (a)	30,796	1,399,062
Class C (a)(b)	61,835	2,792,469
		20,781,475
IT Services - 3.4%
Black Knight Financial Services, Inc. Class A (a)(b)	16,898	718,165
Booz Allen Hamilton Holding Corp. Class A	85,941	2,947,776
Broadridge Financial Solutions, Inc.	68,839	5,222,127
Conduent, Inc. (a)	111,397	1,839,164
CoreLogic, Inc. (a)	49,614	2,259,918
CSRA, Inc.	95,095	3,101,048
DST Systems, Inc.	35,955	1,973,930
Euronet Worldwide, Inc. (a)	29,468	2,846,903
Gartner, Inc. (a)	51,476	6,605,400
Genpact Ltd.	79,201	2,296,829
Jack Henry & Associates, Inc.	45,479	4,880,806
Leidos Holdings, Inc.	83,489	4,461,652
Sabre Corp. (b)	122,314	2,706,809
Square, Inc. (a)	130,388	3,435,724
Teradata Corp. (a)(b)	75,879	2,414,470
WEX, Inc. (a)	23,016	2,501,379
		50,212,100
Semiconductors & Semiconductor Equipment - 2.1%
Advanced Micro Devices, Inc. (a)(b)	484,496	6,593,991
Cavium, Inc. (a)	38,677	2,395,653
Cypress Semiconductor Corp. (b)	193,214	2,743,639
First Solar, Inc. (a)(b)	47,885	2,361,209
Marvell Technology Group Ltd.	236,735	3,683,597
Microsemi Corp. (a)	67,715	3,526,597
ON Semiconductor Corp. (a)	245,123	3,664,589
Teradyne, Inc.	116,722	4,037,414
Versum Materials, Inc.	63,826	2,250,505
		31,257,194
Software - 3.8%
ANSYS, Inc. (a)	50,146	6,496,414
Atlassian Corp. PLC (a)(b)	42,930	1,537,753
Cadence Design Systems, Inc. (a)	162,850	6,009,165
FireEye, Inc. (a)(b)	102,976	1,506,539
Fortinet, Inc. (a)	86,442	3,190,574
Guidewire Software, Inc. (a)	43,576	3,144,444
Manhattan Associates, Inc. (a)	40,540	1,791,868
Nuance Communications, Inc. (a)	168,564	2,916,157
Parametric Technology Corp. (a)	67,375	3,718,426
Splunk, Inc. (a)(b)	80,868	4,852,889
SS&C Technologies Holdings, Inc.	101,127	3,919,683
Tableau Software, Inc. (a)(b)	35,118	2,263,355
Take-Two Interactive Software, Inc. (a)	58,290	4,632,889
Tyler Technologies, Inc. (a)	20,246	3,478,465
Ultimate Software Group, Inc. (a)(b)	16,708	3,771,163
Zynga, Inc. (a)	444,755	1,605,566
		54,835,350
Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp. (a)	70,822	2,680,613

TOTAL INFORMATION TECHNOLOGY		227,085,210

MATERIALS - 7.0%
Chemicals - 2.8%
Ashland Global Holdings, Inc.	36,380	2,363,609
Axalta Coating Systems (a)	124,851	3,932,807
Cabot Corp.	35,894	1,950,121
CF Industries Holdings, Inc. (b)	136,988	4,020,598
Huntsman Corp.	117,940	3,139,563
NewMarket Corp.	4,334	1,994,117
Olin Corp.	96,846	2,855,020
Platform Specialty Products Corp. (a)	129,891	1,819,773
RPM International, Inc.	77,026	3,995,339
The Chemours Co. LLC	108,534	5,167,304
The Scotts Miracle-Gro Co. Class A (b)	25,799	2,476,446
Valvoline, Inc.	120,157	2,723,959
W.R. Grace & Co.	40,024	2,760,055
Westlake Chemical Corp.	20,905	1,470,876
		40,669,587
Construction Materials - 0.2%
Eagle Materials, Inc.	27,552	2,592,643
Containers & Packaging - 2.6%
Aptargroup, Inc.	35,953	2,909,676
Ardagh Group SA	10,975	246,279
Avery Dennison Corp.	51,862	4,819,536
Bemis Co., Inc.	53,708	2,275,608
Berry Global Group, Inc. (a)	76,082	4,266,679
Crown Holdings, Inc. (a)	77,092	4,584,661
Graphic Packaging Holding Co.	181,916	2,399,472
Owens-Illinois, Inc. (a)	95,309	2,277,885
Packaging Corp. of America	54,879	6,008,153
Sealed Air Corp.	114,345	4,975,151
Silgan Holdings, Inc.	43,543	1,319,353
Sonoco Products Co.	57,560	2,790,509
		38,872,962
Metals & Mining - 1.3%
Alcoa Corp.	108,609	3,953,368
Reliance Steel & Aluminum Co.	41,584	3,009,018
Royal Gold, Inc.	38,198	3,310,239
Steel Dynamics, Inc.	136,675	4,839,662
Tahoe Resources, Inc.	181,200	991,204
United States Steel Corp. (b)	102,414	2,405,705
		18,509,196
Paper & Forest Products - 0.1%
Domtar Corp.	36,551	1,427,682

TOTAL MATERIALS		102,072,070

REAL ESTATE - 11.9%
Equity Real Estate Investment Trusts (REITs) - 11.3%
Alexandria Real Estate Equities, Inc.	52,903	6,414,489
American Campus Communities, Inc.	78,582	3,767,221
American Homes 4 Rent Class A	133,052	3,061,527
Apartment Investment & Management Co. Class A	91,695	4,176,707
Apple Hospitality (REIT), Inc.	123,305	2,276,210
Brandywine Realty Trust (SBI)	101,418	1,704,837
Brixmor Property Group, Inc.	179,336	3,513,192
Camden Property Trust (SBI)	50,635	4,541,960
Colony NorthStar, Inc.	316,138	4,628,260
Columbia Property Trust, Inc.	71,883	1,563,455
Communications Sales & Leasing, Inc.	97,193	2,488,141
CoreSite Realty Corp.	19,917	2,162,588
Corporate Office Properties Trust (SBI)	58,470	1,946,466
Corrections Corp. of America	69,172	1,916,064
CubeSmart (b)	105,722	2,607,105
CyrusOne, Inc.	50,888	3,038,522
DCT Industrial Trust, Inc.	54,120	3,049,121
DDR Corp.	181,634	1,850,850
Douglas Emmett, Inc.	85,225	3,260,709
Duke Realty Corp.	208,928	5,973,252
DuPont Fabros Technology, Inc.	45,489	2,835,329
Empire State Realty Trust, Inc.	74,762	1,561,778
EPR Properties	36,860	2,667,927
Equity Commonwealth (a)	70,746	2,234,159
Equity Lifestyle Properties, Inc.	47,785	4,171,631
Forest City Realty Trust, Inc. Class A	134,343	3,275,282
Gaming & Leisure Properties	115,588	4,385,409
Healthcare Trust of America, Inc.	115,321	3,527,669
Highwoods Properties, Inc. (SBI)	59,027	3,041,071
Hospitality Properties Trust (SBI)	95,329	2,770,261
Hudson Pacific Properties, Inc.	91,732	3,001,471
Invitation Homes, Inc.	51,673	1,101,668
Iron Mountain, Inc.	154,208	5,617,797
Kilroy Realty Corp.	56,669	3,933,395
Lamar Advertising Co. Class A (b)	48,661	3,434,007
Liberty Property Trust (SBI)	86,412	3,631,032
Life Storage, Inc.	26,895	1,964,411
Medical Properties Trust, Inc. (b)	212,614	2,759,730
Mid-America Apartment Communities, Inc.	0	43
National Retail Properties, Inc.	87,297	3,490,134
Omega Healthcare Investors, Inc.	114,279	3,610,074
Outfront Media, Inc.	81,306	1,859,468
Paramount Group, Inc. (b)	116,491	1,906,958
Park Hotels & Resorts, Inc.	75,654	2,037,362
Piedmont Office Realty Trust, Inc. Class A	85,073	1,787,384
Rayonier, Inc.	75,515	2,195,221
Regency Centers Corp. (b)	87,619	5,802,130
Retail Properties America, Inc.	139,154	1,841,007
Senior Housing Properties Trust (SBI)	138,217	2,688,321
Spirit Realty Capital, Inc.	284,221	2,253,873
Store Capital Corp.	100,160	2,342,742
Sun Communities, Inc.	42,103	3,747,588
Tanger Factory Outlet Centers, Inc.	54,942	1,452,117
Taubman Centers, Inc.	34,645	1,970,261
Weingarten Realty Investors (SBI)	70,501	2,288,462
WP Carey, Inc. (b)	61,985	4,246,592
		165,374,440
Real Estate Management & Development - 0.6%
Howard Hughes Corp. (a)	19,999	2,516,074
Jones Lang LaSalle, Inc.	26,517	3,373,493
Realogy Holdings Corp.	79,884	2,652,149
		8,541,716

TOTAL REAL ESTATE		173,916,156

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
Zayo Group Holdings, Inc. (a)	109,192	3,580,406
Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	56,816	1,615,279
U.S. Cellular Corp. (a)	8,255	312,699
		1,927,978

TOTAL TELECOMMUNICATION SERVICES		5,508,384

UTILITIES - 4.0%
Electric Utilities - 1.9%
Alliant Energy Corp.	133,998	5,430,939
Great Plains Energy, Inc.	126,633	3,907,894
Hawaiian Electric Industries, Inc.	63,561	2,096,877
OGE Energy Corp.	117,219	4,203,473
Pinnacle West Capital Corp.	65,340	5,666,938
Vistra Energy Corp.	141,777	2,329,396
Westar Energy, Inc.	83,308	4,227,881
		27,863,398
Gas Utilities - 0.9%
Atmos Energy Corp.	60,554	5,253,665
National Fuel Gas Co.	47,226	2,796,251
UGI Corp.	101,567	5,126,086
		13,176,002
Independent Power and Renewable Electricity Producers - 0.5%
Calpine Corp. (a)	211,172	3,036,653
NRG Energy, Inc.	175,885	4,330,289
		7,366,942
Multi-Utilities - 0.4%
MDU Resources Group, Inc.	114,091	3,006,298
Vectren Corp.	48,851	2,936,434
		5,942,732
Water Utilities - 0.3%
Aqua America, Inc.	104,476	3,487,409

TOTAL UTILITIES		57,836,483

TOTAL COMMON STOCKS
(Cost $1,343,135,038)		1,460,840,218
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.9% to 1.01% 8/3/17 to 10/12/17 (c)
(Cost $399,784)	400,000	399,767
	Shares	Value

Money Market Funds - 16.1%
Fidelity Cash Central Fund, 1.11% (d)	11,985,799	$11,988,197
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	222,479,203	222,501,451
TOTAL MONEY MARKET FUNDS
(Cost $234,483,875)		234,489,648
TOTAL INVESTMENT PORTFOLIO - 116.1%
(Cost $1,578,018,697)		1,695,729,633
NET OTHER ASSETS (LIABILITIES) - (16.1)%		(234,769,433)
NET ASSETS - 100%		$1,460,960,200

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1 CME E-mini S&P MidCap 400 Index Contracts (United States)	Sept. 2017	$175,980	$2,758

The face value of futures purchased as a percentage of Net Assets is 0.0%.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $399,767.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$94,640
Fidelity Securities Lending Cash Central Fund	345,320
Total	$439,960

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$189,200,143	$189,200,143	$--	$--
Consumer Staples	43,671,570	43,671,570	--	--
Energy	71,451,433	71,451,433	--	--
Financials	220,096,097	220,096,097	--	--
Health Care	136,056,384	136,056,384	--	--
Industrials	233,946,288	233,946,288	--	--
Information Technology	227,085,210	227,085,210	--	--
Materials	102,072,070	102,072,070	--	--
Real Estate	173,916,156	173,916,156	--	--
Telecommunication Services	5,508,384	5,508,384	--	--
Utilities	57,836,483	57,836,483	--	--
U.S. Government and Government Agency Obligations	399,767	--	399,767	--
Money Market Funds	234,489,648	234,489,648	--	--
Total Investments in Securities:	$1,695,729,633	$1,695,329,866	$399,767	$--
Derivative Instruments:
Assets
Futures Contracts	$2,758	$2,758	$--	$--
Total Assets	$2,758	$2,758	$--	$--
Total Derivative Instruments:	$2,758	$2,758	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,758	$0
Total Equity Risk	2,758	0
Total Value of Derivatives	$2,758	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $216,026,487) — See accompanying schedule: Unaffiliated issuers (cost $1,343,534,822)	$1,461,239,985
Fidelity Central Funds (cost $234,483,875)	234,489,648
Total Investments (cost $1,578,018,697)		$1,695,729,633
Segregated cash with brokers for derivative instruments		36,245
Receivable for fund shares sold		3,962,548
Dividends receivable		695,461
Distributions receivable from Fidelity Central Funds		46,981
Receivable from investment adviser for expense reductions		127,315
Total assets		1,700,598,183
Liabilities
Payable to custodian bank	$236,823
Payable for investments purchased	15,988,416
Payable for fund shares redeemed	450,596
Accrued management fee	130,588
Payable for daily variation margin for derivative instruments	16,389
Other affiliated payables	121,195
Other payables and accrued expenses	197,631
Collateral on securities loaned	222,496,345
Total liabilities		239,637,983
Net Assets		$1,460,960,200
Net Assets consist of:
Paid in capital		$1,338,016,114
Undistributed net investment income		8,003,479
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,773,087)
Net unrealized appreciation (depreciation) on investments		117,713,694
Net Assets, for 128,548,793 shares outstanding		$1,460,960,200
Net Asset Value, offering price and redemption price per share ($1,460,960,200 ÷ 128,548,793 shares)		$11.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$12,632,144
Interest		2,367
Income from Fidelity Central Funds		439,960
Total income		13,074,471
Expenses
Management fee	$944,929
Transfer agent fees	644,270
Accounting and security lending fees	275,421
Custodian fees and expenses	224,678
Independent trustees' fees and expenses	2,985
Registration fees	295,384
Audit	56,857
Legal	1,967
Miscellaneous	4,425
Total expenses before reductions	2,450,916
Expense reductions	(1,169,463)	1,281,453
Net investment income (loss)		11,793,018
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,558,178
Fidelity Central Funds	122
Foreign currency transactions	(10)
Futures contracts	222,969
Total net realized gain (loss)		3,781,259
Change in net unrealized appreciation (depreciation) on:
Investment securities	91,356,737
Assets and liabilities in foreign currencies	(6)
Futures contracts	(45,183)
Total change in net unrealized appreciation (depreciation)		91,311,548
Net gain (loss)		95,092,807
Net increase (decrease) in net assets resulting from operations		$106,885,825

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	For the period August 12, 2015 (commencement of operations) to July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,793,018	$3,315,732
Net realized gain (loss)	3,781,259	(2,378,647)
Change in net unrealized appreciation (depreciation)	91,311,548	26,402,146
Net increase (decrease) in net assets resulting from operations	106,885,825	27,339,231
Distributions to shareholders from net investment income	(4,865,375)	(1,186,876)
Distributions to shareholders from net realized gain	(3,149,008)	(255,993)
Total distributions	(8,014,383)	(1,442,869)
Share transactions
Proceeds from sales of shares	1,345,667,328	558,881,932
Reinvestment of distributions	2,207,604	1,442,869
Cost of shares redeemed	(341,505,074)	(230,502,263)
Net increase (decrease) in net assets resulting from share transactions	1,006,369,858	329,822,538
Total increase (decrease) in net assets	1,105,241,300	355,718,900
Net Assets
Beginning of period	355,718,900	–
End of period	$1,460,960,200	$355,718,900
Other Information
Undistributed net investment income end of period	$8,003,479	$1,587,274
Shares
Sold	125,937,449	58,721,224
Issued in reinvestment of distributions	216,054	150,770
Redeemed	(32,258,957)	(24,217,747)
Net increase (decrease)	93,894,546	34,654,247

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity SAI Small-Mid Cap 500 Index Fund

Years ended July 31,	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$10.26	$10.00
Income from Investment Operations
Net investment income (loss)B	.15	.14
Net realized and unrealized gain (loss)	1.11	.18
Total from investment operations	1.26	.32
Distributions from net investment income	(.09)	(.05)
Distributions from net realized gain	(.06)	(.01)
Total distributions	(.15)	(.06)
Net asset value, end of period	$11.37	$10.26
Total ReturnC,D	12.41%	3.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	.29%	.35%G
Expenses net of fee waivers, if any	.15%	.15%G
Expenses net of all reductions	.15%	.15%G
Net investment income (loss)	1.38%	1.48%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,460,960	$355,719
Portfolio turnover rateH	22%	99%G

 A For the period August 12, 2015 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity SAI Small-Mid Cap 500 Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$159,175,946
Gross unrealized depreciation	(51,251,233)
Net unrealized appreciation (depreciation) on securities	$107,924,713
Tax Cost	$1,587,804,920

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,831,682
Undistributed long-term capital gain	$4,187,691
Net unrealized appreciation (depreciation) on securities and other investments	$107,924,713

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$7,348,189	$ 1,373,053
Long-term Capital Gains	666,194	69,816
Total	$8,014,383	$ 1,442,869

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $222,969 and a change in net unrealized appreciation (depreciation) of $(45,183) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,230,644,373 and $188,408,377, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .11% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,461 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.Total security lending income during the period amounted to $345,320.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .15% of average net assets. This reimbursement will remain in place through September 30, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,168,971.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $492.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 17% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Small-Mid Cap 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Small-Mid Cap 500 Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2017, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from August 12, 2015 (commencement of operations) to July 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity SAI Small-Mid Cap 500 Index Fund as of July 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 12, 2015 (commencement of operations) to July 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 261 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Actual	.15%	$1,000.00	$1,057.70	$.77
Hypothetical-C		$1,000.00	$1,024.05	$.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Small-Mid Cap 500 Index Fund voted to pay on September 18, 2017, to shareholders of record at the opening of business on September 15, 2017, a distribution of $0.053 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.060 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $4,610,800, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 39% and 75% of the dividends distributed in September and December, 2016, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 42% and 80% of the dividends distributed in September and December, 2016, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV3-ANN-0917
1.9868212.101

Fidelity® Real Estate Index Fund Institutional Class Annual Report July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Past 5 years	Life of fundA
Institutional Class	(5.61)%	8.73%	10.87%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Index Fund - Institutional Class on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Select Real Estate Securities Index℠ performed over the same period.

Period Ending Values
$18,384	Fidelity® Real Estate Index Fund - Institutional Class
$18,485	Dow Jones U.S. Select Real Estate Securities Index℠

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund’s share classes performed closely in line with the -5.66% result of the benchmark Dow Jones U.S. Select Real Estate Securities Index℠. Sector returns within the index diverged widely, with retail (-26%) and self-storage (-11%) real estate investment trusts (REITs) performing especially poorly, while hotels (+10%) and residential (+7%) REITs fared well. The biggest detractor by far was index giant Simon Property Group (-28%). As the country’s largest mall operator, Simon was hurt by a difficult business environment for its retail-industry tenants. Other retail REITs weighing on results included mall operator General Growth Properties (-26%); shopping center owners Kimco Realty (-34%) and Macerich (-33%); and “power center” REIT DDR (-45%). Also detracting was leading self-storage company Public Storage (-11%), as the industry has been facing growing supply pushing down rental-rate growth. In contrast, the top contributor for the year was industrial REIT Prologis (+15%), which has benefited from the growth of e-commerce boosting demand for specialized distribution facilities. Meanwhile, continued growth in the demand for data-storage and processing facilities bolstered Digital Realty Trust (+14%) and DuPont Fabros Technology (+36%), the latter of which agreed to be acquired by the former this period. Elsewhere, apartment operator Essex Property Trust (+15%) also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	7.4	9.1
Prologis, Inc.	4.8	4.1
Public Storage	4.6	5.0
Welltower, Inc.	4.0	3.8
AvalonBay Communities, Inc.	4.0	3.7
Equity Residential (SBI)	3.7	3.5
Ventas, Inc.	3.6	3.4
Boston Properties, Inc.	2.8	3.2
Digital Realty Trust, Inc.	2.8	2.7
Essex Property Trust, Inc.	2.6	2.3
	40.3

Top Five REIT Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	19.0	17.9
REITs - Office Property	13.6	13.3
REITs - Health Care	12.1	11.7
REITs - Regional Malls	11.6	14.4
REITs - Diversified	10.8	11.1

Asset Allocation (% of fund's net assets)

As of July 31, 2017
Stocks and Equity Futures	100.0%

As of January 31, 2017
Stocks and Equity Futures	100.0%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 99.6%
Hotel & Resort REITs - 0.6%
Park Hotels & Resorts, Inc.	212,307	$5,717,428
REITs - Apartments - 19.0%
American Campus Communities, Inc.	197,802	9,482,628
American Homes 4 Rent Class A	346,718	7,977,981
Apartment Investment & Management Co. Class A	231,657	10,551,976
AvalonBay Communities, Inc.	203,277	39,100,331
Camden Property Trust (SBI)	129,299	11,598,120
Education Realty Trust, Inc.	107,967	4,054,161
Equity Residential (SBI)	541,669	36,865,992
Essex Property Trust, Inc.	96,779	25,327,064
Independence Realty Trust, Inc. (a)	87,537	884,999
Mid-America Apartment Communities, Inc.	167,561	17,347,560
Monogram Residential Trust, Inc.	246,402	2,946,968
Starwood Waypoint Homes	184,183	6,439,038
UDR, Inc.	394,488	15,420,536
		187,997,354
REITs - Diversified - 10.8%
Apple Hospitality (REIT), Inc.	230,349	4,252,243
Cousins Properties, Inc.	618,005	5,679,466
Digital Realty Trust, Inc. (a)	235,718	27,187,714
Duke Realty Corp.	524,611	14,998,628
DuPont Fabros Technology, Inc.	114,833	7,157,541
Forest City Realty Trust, Inc. Class A	322,688	7,867,133
Liberty Property Trust (SBI)	217,184	9,126,072
NexPoint Residential Trust, Inc.	25,788	647,021
NorthStar Realty Europe Corp.	81,000	1,045,710
PS Business Parks, Inc.	28,878	3,882,936
TIER REIT, Inc.	70,523	1,303,265
Vornado Realty Trust	254,132	20,165,374
Washington REIT (SBI)	113,310	3,787,953
		107,101,056
REITs - Health Care - 12.1%
Care Capital Properties, Inc.	124,000	3,003,274
HCP, Inc.	691,290	21,879,329
Healthcare Realty Trust, Inc. (a)	171,785	5,720,441
LTC Properties, Inc.	58,383	3,014,898
Quality Care Properties, Inc. (b)	138,086	2,322,607
Senior Housing Properties Trust (SBI)	350,452	6,816,291
Universal Health Realty Income Trust (SBI)	18,445	1,429,119
Ventas, Inc.	523,551	35,261,160
Welltower, Inc.	540,212	39,646,159
		119,093,278
REITs - Hotels - 6.6%
Ashford Hospitality Prime, Inc.	47,122	488,184
Ashford Hospitality Trust, Inc.	119,314	750,485
Chesapeake Lodging Trust	88,660	2,236,892
DiamondRock Hospitality Co.	295,455	3,450,914
FelCor Lodging Trust, Inc.	189,920	1,401,610
Hersha Hospitality Trust	61,627	1,156,123
Hospitality Properties Trust (SBI)	242,346	7,042,575
Host Hotels & Resorts, Inc.	1,091,356	20,364,703
LaSalle Hotel Properties (SBI)	167,035	4,934,214
Pebblebrook Hotel Trust (a)	102,608	3,454,811
RLJ Lodging Trust	183,924	3,891,832
Ryman Hospitality Properties, Inc.	75,373	4,717,596
Summit Hotel Properties, Inc.	153,775	2,757,186
Sunstone Hotel Investors, Inc.	325,254	5,295,135
Xenia Hotels & Resorts, Inc.	157,557	3,201,558
		65,143,818
REITs - Management/Investment - 0.7%
American Assets Trust, Inc.	61,167	2,483,992
Retail Properties America, Inc.	349,484	4,623,673
		7,107,665
REITs - Manufactured Homes - 2.0%
Equity Lifestyle Properties, Inc.	120,432	10,513,714
Sun Communities, Inc.	104,326	9,286,057
		19,799,771
REITs - Office Property - 13.6%
Alexandria Real Estate Equities, Inc.	134,362	16,291,393
Boston Properties, Inc.	226,987	27,444,998
Brandywine Realty Trust (SBI)	258,662	4,348,108
Columbia Property Trust, Inc.	180,662	3,929,399
Corporate Office Properties Trust (SBI)	146,695	4,883,477
Douglas Emmett, Inc.	216,658	8,289,335
Easterly Government Properties, Inc. (a)	37,110	741,829
Equity Commonwealth (b)	183,033	5,780,182
First Potomac Realty Trust	86,624	964,125
Franklin Street Properties Corp.	158,199	1,672,163
Highwoods Properties, Inc. (SBI)	150,512	7,754,378
Hudson Pacific Properties, Inc.	230,224	7,532,929
JBG SMITH Properties (b)	127,066	4,508,302
Kilroy Realty Corp.	144,998	10,064,311
Mack-Cali Realty Corp.	132,549	3,478,086
Paramount Group, Inc.	269,673	4,414,547
Parkway, Inc.	63,035	1,450,435
Piedmont Office Realty Trust, Inc. Class A	214,449	4,505,573
SL Green Realty Corp.	150,234	15,514,665
		133,568,235
REITs - Regional Malls - 11.6%
CBL & Associates Properties, Inc. (a)	252,420	2,218,772
General Growth Properties, Inc.	859,404	19,431,124
Pennsylvania Real Estate Investment Trust (SBI) (a)	102,890	1,223,362
Simon Property Group, Inc.	460,585	73,002,723
Tanger Factory Outlet Centers, Inc.	142,303	3,761,068
Taubman Centers, Inc.	89,541	5,092,197
The Macerich Co.	175,701	10,083,480
		114,812,726
REITs - Shopping Centers - 8.1%
Acadia Realty Trust (SBI)	125,004	3,717,619
Brixmor Property Group, Inc.	386,838	7,578,156
Cedar Realty Trust, Inc.	112,318	581,807
DDR Corp.	454,906	4,635,492
Federal Realty Investment Trust (SBI)	106,573	14,134,777
Kimco Realty Corp.	627,975	12,672,536
Kite Realty Group Trust	123,297	2,531,287
Ramco-Gershenson Properties Trust (SBI)	117,056	1,649,319
Regency Centers Corp.	215,790	14,289,614
Retail Opportunity Investments Corp.	161,886	3,283,048
Saul Centers, Inc.	17,446	1,032,105
Seritage Growth Properties (a)	36,578	1,710,753
Urban Edge Properties	145,945	3,667,598
Weingarten Realty Investors (SBI)	174,261	5,656,512
WP Glimcher, Inc.	273,433	2,466,366
		79,606,989
REITs - Storage - 7.4%
CubeSmart (a)	265,810	6,554,875
Extra Space Storage, Inc. (a)	185,760	14,767,920
Life Storage, Inc.	68,596	5,010,252
National Storage Affiliates Trust	65,293	1,499,127
Public Storage	220,571	45,342,780
		73,174,954
REITs - Warehouse/Industrial - 6.9%
DCT Industrial Trust, Inc.	135,616	7,640,605
EastGroup Properties, Inc.	50,008	4,359,697
First Industrial Realty Trust, Inc.	173,015	5,280,418
Prologis, Inc.	782,381	47,576,589
Rexford Industrial Realty, Inc.	98,288	2,803,174
		67,660,483
Residential REITs - 0.2%
Invitation Homes, Inc.	114,476	2,440,628
TOTAL COMMON STOCKS
(Cost $903,232,183)		983,224,385

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 1.11% (c)	3,709,091	3,709,833
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	15,485,607	15,487,155
TOTAL MONEY MARKET FUNDS
(Cost $19,196,600)		19,196,988
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $922,428,783)		1,002,421,373
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(15,361,242)
NET ASSETS - 100%		$987,060,131

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
31 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2017	3,825,400	$61,022

The face value of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$30,341
Fidelity Securities Lending Cash Central Fund	67,650
Total	$97,991

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$983,224,385	$983,224,385	$--	$--
Money Market Funds	19,196,988	19,196,988	--	--
Total Investments in Securities:	$1,002,421,373	$1,002,421,373	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$61,022	$61,022	$--	$--
Total Assets	$61,022	$61,022	$--	$--
Total Derivative Instruments:	$61,022	$61,022	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$61,022	$0
Total Equity Risk	61,022	0
Total Value of Derivatives	$61,022	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $15,165,686) — See accompanying schedule: Unaffiliated issuers (cost $903,232,183)	$983,224,385
Fidelity Central Funds (cost $19,196,600)	19,196,988
Total Investments (cost $922,428,783)		$1,002,421,373
Segregated cash with brokers for derivative instruments		134,399
Receivable for fund shares sold		1,502,719
Dividends receivable		392,413
Distributions receivable from Fidelity Central Funds		10,609
Other receivables		368
Total assets		1,004,461,881
Liabilities
Payable for fund shares redeemed	$1,831,617
Accrued management fee	56,804
Payable for daily variation margin for derivative instruments	3,395
Other affiliated payables	19,334
Collateral on securities loaned	15,490,600
Total liabilities		17,401,750
Net Assets		$987,060,131
Net Assets consist of:
Paid in capital		$906,996,316
Undistributed net investment income		3,888,790
Accumulated undistributed net realized gain (loss) on investments		(3,878,587)
Net unrealized appreciation (depreciation) on investments		80,053,612
Net Assets		$987,060,131
Investor Class:
Net Asset Value, offering price and redemption price per share ($32,556,877 ÷ 2,075,760 shares)		$15.68
Premium Class:
Net Asset Value, offering price and redemption price per share ($908,637,075 ÷ 57,887,011 shares)		$15.70
Institutional Class:
Net Asset Value, offering price and redemption price per share ($45,866,179 ÷ 2,921,628 shares)		$15.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$22,920,488
Interest		843
Income from Fidelity Central Funds		97,991
Total income		23,019,322
Expenses
Management fee	$628,550
Transfer agent fees	217,231
Independent trustees' fees and expenses	3,526
Miscellaneous	2,883
Total expenses before reductions	852,190
Expense reductions	(77)	852,113
Net investment income (loss)		22,167,209
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,340,707
Fidelity Central Funds	(2,949)
Futures contracts	707,383
Total net realized gain (loss)		3,045,141
Change in net unrealized appreciation (depreciation) on:
Investment securities	(70,584,014)
Futures contracts	(106,351)
Total change in net unrealized appreciation (depreciation)		(70,690,365)
Net gain (loss)		(67,645,224)
Net increase (decrease) in net assets resulting from operations		$(45,478,015)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	Year ended July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,167,209	$16,413,856
Net realized gain (loss)	3,045,141	7,971,975
Change in net unrealized appreciation (depreciation)	(70,690,365)	105,254,036
Net increase (decrease) in net assets resulting from operations	(45,478,015)	129,639,867
Distributions to shareholders from net investment income	(21,635,826)	(14,949,615)
Distributions to shareholders from net realized gain	(11,192,697)	–
Total distributions	(32,828,523)	(14,949,615)
Share transactions - net increase (decrease)	220,293,897	188,967,696
Redemption fees	171,488	50,370
Total increase (decrease) in net assets	142,158,847	303,708,318
Net Assets
Beginning of period	844,901,284	541,192,966
End of period	$987,060,131	$844,901,284
Other Information
Undistributed net investment income end of period	$3,888,790	$3,240,857

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Investor Class

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.26	$14.67	$13.59	$12.41	$11.93
Income from Investment Operations
Net investment income (loss)A	.36	.38	.33	.29	.25
Net realized and unrealized gain (loss)	(1.37)	2.57	1.15	1.19	.48
Total from investment operations	(1.01)	2.95	1.48	1.48	.73
Distributions from net investment income	(.35)	(.36)	(.32)	(.27)	(.22)
Distributions from net realized gain	(.21)	–	(.09)	(.04)	(.04)
Total distributions	(.57)B	(.36)	(.41)	(.31)	(.26)
Redemption fees added to paid in capitalA	–C	–C	.01	.01	.01
Net asset value, end of period	$15.68	$17.26	$14.67	$13.59	$12.41
Total ReturnD	(5.81)%	20.54%	11.04%	12.38%	6.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	.23%	.32%	.33%	.33%	.33%
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.25%
Expenses net of all reductions	.23%	.23%	.23%	.23%	.25%
Net investment income (loss)	2.33%	2.53%	2.27%	2.33%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$32,557	$38,444	$30,832	$12,888	$7,493
Portfolio turnover rateG	8%	5%	12%	14%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.57 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.211 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Premium Class

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.28	$14.69	$13.60	$12.43	$11.94
Income from Investment Operations
Net investment income (loss)A	.38	.40	.35	.31	.28
Net realized and unrealized gain (loss)	(1.37)	2.57	1.16	1.18	.48
Total from investment operations	(.99)	2.97	1.51	1.49	.76
Distributions from net investment income	(.38)	(.38)	(.34)	(.28)	(.24)
Distributions from net realized gain	(.21)	–	(.09)	(.04)	(.04)
Total distributions	(.59)	(.38)	(.43)	(.33)B	(.28)
Redemption fees added to paid in capitalA	–C	–C	.01	.01	.01
Net asset value, end of period	$15.70	$17.28	$14.69	$13.60	$12.43
Total ReturnD	(5.63)%	20.68%	11.26%	12.43%	6.53%
Ratios to Average Net AssetsE,F
Expenses before reductions	.09%	.18%	.19%	.19%	.19%
Expenses net of fee waivers, if any	.09%	.09%	.09%	.09%	.09%
Expenses net of all reductions	.09%	.09%	.09%	.09%	.09%
Net investment income (loss)	2.47%	2.67%	2.41%	2.47%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$908,637	$787,359	$496,878	$286,413	$155,140
Portfolio turnover rateG	8%	5%	12%	14%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.33 per share is comprised of distributions from net investment income of $.284 and distributions from net realized gain of $.041 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Institutional Class

Years ended July 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.28	$14.69	$13.60	$12.43	$11.94
Income from Investment Operations
Net investment income (loss)A	.39	.41	.36	.32	.28
Net realized and unrealized gain (loss)	(1.37)	2.56	1.15	1.17	.48
Total from investment operations	(.98)	2.97	1.51	1.49	.76
Distributions from net investment income	(.39)	(.38)	(.34)	(.29)	(.24)
Distributions from net realized gain	(.21)	–	(.09)	(.04)	(.04)
Total distributions	(.60)	(.38)	(.43)	(.33)	(.28)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$15.70	$17.28	$14.69	$13.60	$12.43
Total ReturnC	(5.61)%	20.71%	11.29%	12.46%	6.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.14%	.15%	.15%	.15%
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.07%
Expenses net of all reductions	.07%	.07%	.07%	.07%	.07%
Net investment income (loss)	2.49%	2.69%	2.43%	2.49%	2.30%
Supplemental Data
Net assets, end of period (000 omitted)	$45,866	$19,098	$13,484	$11,030	$148
Portfolio turnover rateF	8%	5%	12%	14%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$128,792,434
Gross unrealized depreciation	(58,128,437)
Net unrealized appreciation (depreciation) on securities	$70,663,997
Tax Cost	$931,757,376

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,888,787
Undistributed long-term capital gain	$5,511,030
Net unrealized appreciation (depreciation) on securities and other investments	$70,663,997

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$21,635,826	$ 14,949,615
Long-term Capital Gains	11,192,697	–
Total	$32,828,523	$ 14,949,615

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $707,383 and a change in net unrealized appreciation (depreciation) of $(106,351) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $295,378,638 and $68,757,703, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .07% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

Investor Class	.23%
Premium Class	.09%
Institutional Class	.07%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .21%, .11% and .035% of class-level average net assets for Investor Class, Premium Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Investor Class and Premium Class pay a portion of the transfer agent fees at an annual rate of .16% and .02% of class-level average net assets, respectively and Institutional Class does not pay a transfer agent fee.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
Investor Class	$52,384
Premium Class	164,847
$217,231

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,883 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $67,650.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expense by $77.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2017	Year ended July 31, 2016
From net investment income
Investor Class	$740,893	$783,713
Premium Class	19,798,967	13,798,744
Institutional Class	1,095,966	367,158
Total	$21,635,826	$14,949,615
From net realized gain
Investor Class	$432,872	$–
Premium Class	10,356,218	–
Institutional Class	403,607	–
Total	$11,192,697	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016
Investor Class
Shares sold	2,753,906	3,361,459	$43,103,190	$51,660,505
Reinvestment of distributions	72,804	48,895	1,128,867	719,656
Shares redeemed	(2,978,088)	(3,284,601)	(46,751,088)	(50,740,114)
Net increase (decrease)	(151,378)	125,753	$(2,519,031)	$1,640,047
Premium Class
Shares sold	27,867,364	19,422,058	$435,688,005	$299,300,103
Reinvestment of distributions	1,768,910	864,240	27,444,169	12,737,257
Shares redeemed	(17,309,705)	(8,553,405)	(268,097,001)	(127,620,205)
Net increase (decrease)	12,326,569	11,732,893	$195,035,173	$184,417,155
Institutional Class
Shares sold	5,876,891	479,351	$90,757,244	$7,318,127
Reinvestment of distributions	96,937	24,930	1,499,573	367,158
Shares redeemed	(4,157,082)	(317,208)	(64,479,062)	(4,774,791)
Net increase (decrease)	1,816,746	187,073	$27,777,755	$2,910,494

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Real Estate Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Index Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 261 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Investor Class	.23%
Actual		$1,000.00	$1,030.80	$1.16
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Premium Class	.09%
Actual		$1,000.00	$1,032.10	$.45
Hypothetical-C		$1,000.00	$1,024.35	$.45
Institutional Class	.07%
Actual		$1,000.00	$1,031.50	$.35
Hypothetical-C		$1,000.00	$1,024.45	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Investor Class	09/11/17	09/08/17	$0.08500	$0.091
Premium Class	09/11/17	09/08/17	$0.09095	$0.091
Institutional Class	09/11/17	09/08/17	$0.09180	$0.091

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $9,308,477, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Real Estate Index Fund

On July 20, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) (the Amended Contract) for the fund, to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company (FMR), the fund's investment adviser, to Geode, on behalf of the fund, by 0.25 basis points (bp). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management and sub-advisory agreements. At its September 2016 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the management contract and sub-advisory agreements in September 2016 and as part of the annual review of these agreements occurring in July 2017. The Board noted that it had concluded at its September 2016 meeting that the fund's management fee and total expenses were fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the proposed sub-advisory fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 0.25 basis points than the current sub-advisory fee rate. The Board noted that FMR, and not the fund, pays the sub-advisory fee out of its management fee. The Board considered that the Amended Contract will not result in any changes to the current management fee rate under the fund's management contract with FMR or total expenses of each class paid by the shareholders of the fund. The Board also considered that FMR will retain its obligation to pay fund-level operating expenses, with certain limited exceptions, under the management contract. In addition, the Board considered that the Amended Contract will not have an impact on current contractual arrangements between FMR and the fund limiting the total expenses for each class of the fund, which may not be increased without the approval of the Board.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it has reviewed information regarding the revenues earned, the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its September 2016 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive.

Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2016 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with its approval of the Amended Contract, the Board did not consider economies of scale to be a significant factor in its decision to approve the agreement because FMR will continue to contractually limit fund expenses. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Amended Contract should be ratified and approved.

URX-I-ANN-0917
1.929343.105

Fidelity® SAI U.S. Momentum Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Annual Report

July 31, 2017

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2017

% of fund's net assets
Bank of America Corp.	4.5
JPMorgan Chase & Co.	4.1
Apple, Inc.	4.0
UnitedHealth Group, Inc.	3.5
NVIDIA Corp.	3.2
19.3

Top Five Market Sectors as of July 31, 2017

% of fund's net assets
Financials	32.4
Information Technology	27.2
Industrials	14.6
Consumer Discretionary	10.3
Health Care	9.1

Asset Allocation (% of fund's net assets)

As of July 31, 2017 *
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 3.8%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
Delphi Automotive PLC	4,756	$430,038
Lear Corp.	1,937	287,044
		717,082
Automobiles - 0.3%
Tesla, Inc. (a)	6,897	2,230,973
Hotels, Restaurants & Leisure - 2.3%
Carnival Corp.	15,603	1,041,968
Darden Restaurants, Inc.	12,357	1,036,505
Domino's Pizza, Inc.	6,945	1,295,243
Hilton, Inc.	14,002	875,545
Marriott International, Inc. Class A	35,582	3,707,289
McDonald's Corp.	41,917	6,503,003
Royal Caribbean Cruises Ltd.	7,172	810,938
Vail Resorts, Inc.	3,694	778,547
Wyndham Worldwide Corp.	9,304	971,058
		17,020,096
Household Durables - 0.1%
NVR, Inc. (a)	369	963,252
Toll Brothers, Inc.	3,737	144,211
		1,107,463
Internet & Direct Marketing Retail - 2.0%
Amazon.com, Inc. (a)	11,205	11,068,075
Priceline Group, Inc. (a)	1,977	4,010,345
		15,078,420
Leisure Products - 0.1%
Hasbro, Inc.	4,802	508,436
Media - 4.3%
CBS Corp. Class B	26,022	1,713,028
Charter Communications, Inc. Class A (a)	40,583	15,904,884
Comcast Corp. Class A	235,033	9,507,085
Liberty Broadband Corp. Class C (a)	17,313	1,717,103
Sirius XM Holdings, Inc.	153,291	898,285
Time Warner, Inc.	12,581	1,288,546
Twenty-First Century Fox, Inc.:
Class A	19,206	558,895
Class B	7,085	203,269
		31,791,095
Specialty Retail - 1.1%
Best Buy Co., Inc.	33,935	1,979,768
Home Depot, Inc.	33,032	4,941,587
Tiffany & Co., Inc.	4,921	470,005
Ulta Beauty, Inc. (a)	3,046	765,186
		8,156,546

TOTAL CONSUMER DISCRETIONARY		76,610,111

CONSUMER STAPLES - 2.0%
Beverages - 0.4%
PepsiCo, Inc.	24,966	2,911,285
Food & Staples Retailing - 0.2%
Costco Wholesale Corp.	7,788	1,234,476
Food Products - 0.1%
Bunge Ltd.	6,996	548,416
The Hershey Co.	1,935	203,775
		752,191
Tobacco - 1.3%
Altria Group, Inc.	25,219	1,638,478
Philip Morris International, Inc.	72,938	8,512,594
		10,151,072

TOTAL CONSUMER STAPLES		15,049,024

ENERGY - 0.7%
Energy Equipment & Services - 0.3%
Halliburton Co.	51,198	2,172,843
Oil, Gas & Consumable Fuels - 0.4%
Anadarko Petroleum Corp.	15,188	693,636
Continental Resources, Inc. (a)	2,579	86,216
Devon Energy Corp.	20,773	691,949
ONEOK, Inc.	15,002	848,663
Parsley Energy, Inc. Class A (a)	6,421	188,007
Targa Resources Corp.	8,072	374,622
		2,883,093

TOTAL ENERGY		5,055,936

FINANCIALS - 32.4%
Banks - 17.4%
Bank of America Corp.	1,370,193	33,049,051
BB&T Corp.	69,336	3,280,980
Citigroup, Inc.	187,240	12,816,578
Citizens Financial Group, Inc.	112,295	3,939,309
Comerica, Inc.	33,689	2,436,052
East West Bancorp, Inc.	7,548	430,085
Fifth Third Bancorp	74,735	1,995,425
First Republic Bank	18,201	1,826,106
Huntington Bancshares, Inc.	112,268	1,487,551
JPMorgan Chase & Co.	333,157	30,583,813
KeyCorp	178,955	3,228,348
M&T Bank Corp.	22,172	3,617,362
Peoples United Financial, Inc.	10,829	188,858
PNC Financial Services Group, Inc.	88,280	11,370,464
Regions Financial Corp.	203,120	2,965,552
SunTrust Banks, Inc.	63,646	3,646,279
SVB Financial Group (a)	1,643	293,177
U.S. Bancorp	144,567	7,630,246
Wells Fargo & Co.	79,749	4,301,661
		129,086,897
Capital Markets - 5.2%
Ameriprise Financial, Inc.	11,114	1,610,196
Bank of New York Mellon Corp.	16,859	894,033
CBOE Holdings, Inc.	8,146	770,041
Charles Schwab Corp.	119,181	5,112,865
E*TRADE Financial Corp. (a)	9,656	395,896
Eaton Vance Corp. (non-vtg.)	2,570	126,161
Goldman Sachs Group, Inc.	47,716	10,751,846
Moody's Corp.	4,025	529,811
Morgan Stanley	239,814	11,247,277
MSCI, Inc.	7,981	869,530
Northern Trust Corp.	20,236	1,770,852
Raymond James Financial, Inc.	19,485	1,620,957
S&P Global, Inc.	10,348	1,589,349
State Street Corp.	9,323	869,183
TD Ameritrade Holding Corp.	11,615	531,154
		38,689,151
Consumer Finance - 1.4%
American Express Co.	56,280	4,796,744
Capital One Financial Corp.	27,172	2,341,683
Discover Financial Services	29,501	1,797,791
Synchrony Financial	57,956	1,757,226
		10,693,444
Diversified Financial Services - 2.9%
Berkshire Hathaway, Inc. Class B (a)	111,764	19,555,347
Leucadia National Corp.	53,346	1,388,596
Voya Financial, Inc.	14,823	581,655
		21,525,598
Insurance - 5.5%
Alleghany Corp. (a)	1,294	793,662
Allstate Corp.	46,181	4,202,471
American Financial Group, Inc.	7,106	720,548
Aon PLC	5,764	796,412
Arch Capital Group Ltd. (a)	24,574	2,390,067
Arthur J. Gallagher & Co.	16,502	970,153
Axis Capital Holdings Ltd.	8,043	519,417
Chubb Ltd.	13,971	2,046,193
Everest Re Group Ltd.	7,759	2,035,884
FNF Group	11,314	552,802
Lincoln National Corp.	32,913	2,404,624
Loews Corp.	4,803	233,810
Marsh & McLennan Companies, Inc.	49,709	3,875,811
Principal Financial Group, Inc.	43,922	2,931,794
Progressive Corp.	73,864	3,481,210
Prudential Financial, Inc.	59,515	6,738,883
Reinsurance Group of America, Inc.	8,250	1,156,650
RenaissanceRe Holdings Ltd.	5,581	819,905
Torchmark Corp.	16,262	1,284,210
Unum Group	29,589	1,483,297
W.R. Berkley Corp.	12,661	873,229
XL Group Ltd.	10,658	473,215
		40,784,247

TOTAL FINANCIALS		240,779,337

HEALTH CARE - 9.1%
Biotechnology - 0.3%
Incyte Corp. (a)	7,941	1,058,456
Seattle Genetics, Inc. (a)	5,375	271,438
TESARO, Inc. (a)	1,966	250,980
Vertex Pharmaceuticals, Inc. (a)	6,873	1,043,459
		2,624,333
Health Care Equipment & Supplies - 3.0%
Abbott Laboratories	38,471	1,892,004
Align Technology, Inc. (a)	9,918	1,658,587
Baxter International, Inc.	44,358	2,682,772
Boston Scientific Corp. (a)	23,251	618,942
C.R. Bard, Inc.	9,543	3,059,486
Danaher Corp.	8,004	652,246
Hologic, Inc. (a)	7,892	348,905
IDEXX Laboratories, Inc. (a)	18,758	3,122,457
Intuitive Surgical, Inc. (a)	2,283	2,142,048
Stryker Corp.	25,606	3,766,643
Teleflex, Inc.	3,906	809,401
The Cooper Companies, Inc.	3,212	783,310
Varian Medical Systems, Inc. (a)	6,768	657,308
		22,194,109
Health Care Providers & Services - 4.8%
Aetna, Inc.	7,492	1,156,091
Anthem, Inc.	33,857	6,304,512
Quest Diagnostics, Inc.	21,689	2,349,136
UnitedHealth Group, Inc.	135,190	25,930,794
VCA, Inc. (a)	4,269	395,224
		36,135,757
Health Care Technology - 0.1%
Veeva Systems, Inc. Class A (a)	8,342	531,886
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	36,601	2,188,374
Mettler-Toledo International, Inc. (a)	4,675	2,679,149
Waters Corp. (a)	6,345	1,100,477
		5,968,000
Pharmaceuticals - 0.1%
Zoetis, Inc. Class A	9,569	598,254

TOTAL HEALTH CARE		68,052,339

INDUSTRIALS - 14.6%
Aerospace & Defense - 4.9%
General Dynamics Corp.	42,343	8,313,201
Huntington Ingalls Industries, Inc.	3,380	696,652
L3 Technologies, Inc.	4,893	856,128
Lockheed Martin Corp.	3,689	1,077,668
Northrop Grumman Corp.	5,763	1,516,418
Raytheon Co.	4,160	714,563
The Boeing Co.	97,059	23,532,925
		36,707,555
Air Freight & Logistics - 0.4%
FedEx Corp.	12,557	2,612,233
Airlines - 0.1%
Southwest Airlines Co.	8,937	496,093
United Continental Holdings, Inc. (a)	6,644	449,666
		945,759
Building Products - 0.0%
A.O. Smith Corp.	5,226	279,852
Commercial Services & Supplies - 1.3%
Cintas Corp.	7,776	1,048,594
Republic Services, Inc.	43,366	2,784,965
Rollins, Inc.	9,046	392,687
Waste Connection, Inc. (Canada)	38,020	2,471,033
Waste Management, Inc.	41,256	3,100,388
		9,797,667
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc.	2,697	142,186
Electrical Equipment - 0.5%
AMETEK, Inc.	9,778	602,129
Rockwell Automation, Inc.	16,731	2,761,117
		3,363,246
Industrial Conglomerates - 0.5%
3M Co.	11,055	2,223,934
Roper Technologies, Inc.	7,945	1,846,895
		4,070,829
Machinery - 3.8%
Caterpillar, Inc.	60,061	6,843,951
Cummins, Inc.	17,687	2,969,647
Deere & Co.	41,394	5,310,022
IDEX Corp.	5,398	629,083
Illinois Tool Works, Inc.	41,826	5,885,336
Ingersoll-Rand PLC	31,388	2,758,377
Parker Hannifin Corp.	19,655	3,262,337
Stanley Black & Decker, Inc.	3,540	498,043
		28,156,796
Professional Services - 0.2%
IHS Markit Ltd. (a)	15,085	703,715
Manpower, Inc.	5,142	550,965
		1,254,680
Road & Rail - 2.7%
CSX Corp.	247,236	12,198,624
J.B. Hunt Transport Services, Inc.	2,468	223,872
Norfolk Southern Corp.	30,096	3,388,208
Union Pacific Corp.	41,167	4,238,554
		20,049,258
Trading Companies & Distributors - 0.2%
United Rentals, Inc. (a)	11,169	1,328,664

TOTAL INDUSTRIALS		108,708,725

INFORMATION TECHNOLOGY - 27.2%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	6,093	909,624
F5 Networks, Inc. (a)	906	109,400
Harris Corp.	8,841	1,012,029
		2,031,053
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	34,044	2,608,451
CDW Corp.	19,630	1,245,131
Corning, Inc.	133,320	3,884,945
Dell Technologies, Inc. (a)	15,883	1,020,800
Flextronics International Ltd. (a)	47,712	762,915
TE Connectivity Ltd.	9,751	783,883
		10,306,125
Internet Software & Services - 3.4%
Akamai Technologies, Inc. (a)	4,810	226,743
Alphabet, Inc. Class A (a)	5,002	4,729,391
CoStar Group, Inc. (a)	566	155,961
eBay, Inc. (a)	17,843	637,530
Facebook, Inc. Class A (a)	104,047	17,609,955
MercadoLibre, Inc.	6,969	2,009,999
Zillow Group, Inc. Class C (a)	8,980	405,537
		25,775,116
IT Services - 3.1%
Broadridge Financial Solutions, Inc.	1,710	129,721
DXC Technology Co.	47,261	3,704,317
Fidelity National Information Services, Inc.	13,010	1,186,772
First Data Corp. Class A (a)	9,294	173,426
Fiserv, Inc. (a)	9,308	1,196,078
Gartner, Inc. (a)	2,731	350,442
Global Payments, Inc.	2,587	244,135
Jack Henry & Associates, Inc.	3,767	404,274
MasterCard, Inc. Class A	39,916	5,101,265
PayPal Holdings, Inc. (a)	50,231	2,941,025
Vantiv, Inc. (a)	2,066	131,294
Visa, Inc. Class A	75,049	7,471,878
		23,034,627
Semiconductors & Semiconductor Equipment - 9.1%
Advanced Micro Devices, Inc. (a)	168,389	2,291,774
Analog Devices, Inc.	31,317	2,474,356
Applied Materials, Inc.	212,674	9,423,585
Broadcom Ltd.	23,257	5,736,572
KLA-Tencor Corp.	10,045	930,468
Lam Research Corp.	31,527	5,027,295
Marvell Technology Group Ltd.	42,097	655,029
Microchip Technology, Inc.	32,637	2,612,265
Micron Technology, Inc. (a)	214,215	6,023,726
NVIDIA Corp.	145,319	23,615,791
Skyworks Solutions, Inc.	3,367	353,097
Texas Instruments, Inc.	94,740	7,709,941
Xilinx, Inc.	10,925	691,116
		67,545,015
Software - 4.7%
Activision Blizzard, Inc.	50,733	3,134,285
Adobe Systems, Inc. (a)	61,262	8,974,270
ANSYS, Inc. (a)	4,745	614,715
Autodesk, Inc. (a)	26,286	2,912,226
Cadence Design Systems, Inc. (a)	35,622	1,314,452
Citrix Systems, Inc. (a)	2,838	224,145
Electronic Arts, Inc. (a)	6,585	768,733
Intuit, Inc.	4,534	622,110
Microsoft Corp.	85,888	6,244,058
Oracle Corp.	67,938	3,392,144
Red Hat, Inc. (a)	4,124	407,740
ServiceNow, Inc. (a)	4,008	442,684
SS&C Technologies Holdings, Inc.	4,289	166,242
Symantec Corp.	99,623	3,087,317
Synopsys, Inc. (a)	27,581	2,111,877
VMware, Inc. Class A (a)	10,861	1,006,923
		35,423,921
Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc.	200,741	29,856,209
Hewlett Packard Enterprise Co.	77,212	1,351,982
HP, Inc.	46,270	883,757
NetApp, Inc.	39,386	1,710,140
Seagate Technology LLC	7,005	230,885
Western Digital Corp.	52,832	4,497,060
		38,530,033

TOTAL INFORMATION TECHNOLOGY		202,645,890

MATERIALS - 1.5%
Chemicals - 0.8%
Albemarle Corp. U.S.	13,296	1,539,677
Celanese Corp. Class A	10,972	1,055,177
FMC Corp.	23,684	1,808,984
Sherwin-Williams Co.	4,194	1,414,510
		5,818,348
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	2,761	625,173
Containers & Packaging - 0.5%
International Paper Co.	23,807	1,308,909
Packaging Corp. of America	14,772	1,617,239
WestRock Co.	14,349	823,920
		3,750,068
Metals & Mining - 0.1%
Freeport-McMoRan, Inc. (a)	54,969	803,647
Nucor Corp.	8,484	489,272
		1,292,919

TOTAL MATERIALS		11,486,508

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Alexandria Real Estate Equities, Inc.	2,138	259,233
American Tower Corp.	8,903	1,213,746
Colony NorthStar, Inc.	32,447	475,024
Digital Realty Trust, Inc.	7,666	884,196
Duke Realty Corp.	4,615	131,943
Equinix, Inc.	2,385	1,074,991
SBA Communications Corp. Class A (a)	5,733	788,574
		4,827,707
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
Sprint Corp. (a)	116,519	929,822
T-Mobile U.S., Inc. (a)	45,125	2,782,408
		3,712,230
UTILITIES - 0.6%
Electric Utilities - 0.3%
NextEra Energy, Inc.	8,780	1,282,670
OGE Energy Corp.	5,673	203,434
Pinnacle West Capital Corp.	1,935	167,823
Xcel Energy, Inc.	9,569	452,709
		2,106,636
Gas Utilities - 0.1%
UGI Corp.	8,478	427,885
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.	53,803	1,516,707
DTE Energy Co.	3,059	327,497
		1,844,204

TOTAL UTILITIES		4,378,725

TOTAL COMMON STOCKS
(Cost $705,645,790)		741,306,532

Money Market Funds - 0.1%
Fidelity Cash Central Fund, 1.11% (b)
(Cost $809,920)	809,758	809,920
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $706,455,710)		742,116,452
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,060,148
NET ASSETS - 100%		$744,176,600

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
18 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2017	2,221,200	$30,802

The face value of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$49,033
Total	$49,033

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$30,802	$0
Total Equity Risk	30,802	0
Total Value of Derivatives	$30,802	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $705,645,790)	$741,306,532
Fidelity Central Funds (cost $809,920)	809,920
Total Investments (cost $706,455,710)		$742,116,452
Segregated cash with brokers for derivative instruments		54,600
Receivable for investments sold		74,374,643
Receivable for fund shares sold		1,848,891
Dividends receivable		429,195
Distributions receivable from Fidelity Central Funds		15,793
Prepaid expenses		13,216
Receivable from investment adviser for expense reductions		74,088
Total assets		818,926,878
Liabilities
Payable for investments purchased	$74,312,817
Payable for fund shares redeemed	182,841
Accrued management fee	56,174
Payable for daily variation margin for derivative instruments	1,403
Other affiliated payables	61,341
Other payables and accrued expenses	135,702
Total liabilities		74,750,278
Net Assets		$744,176,600
Net Assets consist of:
Paid in capital		$706,256,172
Undistributed net investment income		1,892,926
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		335,958
Net unrealized appreciation (depreciation) on investments		35,691,544
Net Assets, for 67,747,963 shares outstanding		$744,176,600
Net Asset Value, offering price and redemption price per share ($744,176,600 ÷ 67,747,963 shares)		$10.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period February 9, 2017 (commencement of operations) to July 31, 2017
Investment Income
Dividends		$2,062,027
Interest		3
Income from Fidelity Central Funds		49,033
Total income		2,111,063
Expenses
Management fee	$134,798
Transfer agent fees	101,099
Accounting fees and expenses	49,746
Custodian fees and expenses	19,616
Independent trustees' fees and expenses	285
Registration fees	130,560
Audit	42,374
Miscellaneous	627
Total expenses before reductions	479,105
Expense reductions	(278,388)	200,717
Net investment income (loss)		1,910,346
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	341,347
Foreign currency transactions	(16)
Futures contracts	11,563
Total net realized gain (loss)		352,894
Change in net unrealized appreciation (depreciation) on: Investment securities	35,660,742
Futures contracts	30,802
Total change in net unrealized appreciation (depreciation)		35,691,544
Net gain (loss)		36,044,438
Net increase (decrease) in net assets resulting from operations		$37,954,784

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period February 9, 2017 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,910,346
Net realized gain (loss)	352,894
Change in net unrealized appreciation (depreciation)	35,691,544
Net increase (decrease) in net assets resulting from operations	37,954,784
Share transactions
Proceeds from sales of shares	722,160,413
Cost of shares redeemed	(15,938,597)
Net increase (decrease) in net assets resulting from share transactions	706,221,816
Total increase (decrease) in net assets	744,176,600
Net Assets
Beginning of period	–
End of period	$744,176,600
Other Information
Undistributed net investment income end of period	$1,892,926
Shares
Sold	69,258,564
Redeemed	(1,510,601)
Net increase (decrease)	67,747,963

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity SAI U.S. Momentum Index Fund

Years ended July 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.07
Net realized and unrealized gain (loss)	.91
Total from investment operations	.98
Net asset value, end of period	$10.98
Total ReturnC,D	9.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.35%G
Expenses net of fee waivers, if any	.15%G
Expenses net of all reductions	.15%G
Net investment income (loss)	1.40%G
Supplemental Data
Net assets, end of period (000 omitted)	$744,177
Portfolio turnover rateH	47%I

 A For the period February 9, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity SAI U.S. Momentum Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$39,157,202
Gross unrealized depreciation	(4,973,562)
Net unrealized appreciation (depreciation) on securities	$34,183,640
Tax Cost	$707,932,812

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,705,959
Undistributed long-term capital gain	$30,830
Net unrealized appreciation (depreciation) on securities and other investments	$34,183,640

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $11,563 and a change in net unrealized appreciation (depreciation) of $30,802 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $855,303,566 and $149,964,773, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $240 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .15% of average net assets. This reimbursement will remain in place through September 30, 2018. During the period this reimbursement reduced the Fund's expenses by $278,372.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $16.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Strategic Advisers Core Fund was the owner of record of 24% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Momentum Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Momentum Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from February 9, 2017 (commencement of operations) to July 31, 2017. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity SAI U.S. Momentum Index Fund as of July 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from February 9, 2017 (commencement of operations) to July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 261 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 9, 2017 to July 31, 2017). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value July 31, 2017	Expenses Paid During Period
Actual	.15%	$1,000.00	$1,098.00	$.75-B
Hypothetical-C		$1,000.00	$1,024.05	$.75-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 173/365 (to reflect the period February 9, 2017 to July 31, 2017).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S Momentum Index Fund voted to pay on September 18, 2017, to shareholders of record at the opening of business on September 15, 2017, a distribution of $0.019 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.02 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $30,830, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI U.S. Momentum Index Fund

On November 17, 2016, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staff, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management compliance, and technology and operationscapabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered Geode's experience in managing other index funds under the Board's supervision.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..The Board considered the fund's proposed management fee and the projected total expense ratio of the fund after the effect of the contractual expense cap referred to in the next paragraph in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds in its Lipper peer group. The Board also considered that the projected total expense ratio of the fund is below the median for those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

The Board also noted that FMR had contractually agreed to reimburse the fund through September 30, 2018 to the extent total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets exceed 0.15%.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level that would be appropriate for a fund with very high net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Additional Information Considered by the Board:  The Board also received information explaining that the fund's investments will be chosen using an investment discipline developed by Geode, the sub-adviser to Fidelity's equity index funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SY1-ANN-0917
1.9878817.100

Fidelity® SAI U.S. Quality Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Annual Report

July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Life of fundA
Fidelity® SAI U.S. Quality Index Fund	14.70%	13.11%

 A From October 8, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Quality Index Fund on October 8, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA Quality Index performed over the same period.

Period Ending Values
$12,503	Fidelity® SAI U.S. Quality Index Fund
$12,543	MSCI USA Quality Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund gained 14.70%, modestly lagging the 14.96% increase in the benchmark MSCI USA Quality Index. The largest sector in the index, information technology, gained about 24% this period, led by consumer electronics and computer company Apple, whose shares rose on strong earnings and record iPhone® sales. Software manufacturer Microsoft also performed well, due largely to healthy profits and growing strength in the company’s cloud-computing business. A third technology giant, Alphabet – the parent company of internet-search leader Google – further contributed, benefiting in part from the company’s stronger-than-expected earnings and revenue. Elsewhere, payment-processing companies Mastercard and Visa saw strong results, with both stocks benefiting from the worldwide shift away from cash and toward electronic payments. Other notable contributors this period included aircraft manufacturer Boeing and online travel aggregator Priceline. On the negative side, the biggest individual detractor was tobacco company Altria Group, whose stock fell sharply in late July on fears of new U.S. tobacco regulations. Pharmaceutical company Eli Lilly was hurt by news of a delay in its application for the firm’s new rheumatoid-arthritis drug. Weak sales weighed on shares of automotive parts retailer O’Reilly Automotive, while weaker-than-expected quarterly results weighed on shares of IT services company IBM.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.2	5.2
Johnson & Johnson	5.1	4.7
Apple, Inc.	4.7	5.3
Visa, Inc. Class A	3.3	2.8
MasterCard, Inc. Class A	3.3	2.9
	21.6

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.1	37.4
Consumer Discretionary	16.9	21.6
Health Care	13.8	11.7
Industrials	13.6	15.7
Consumer Staples	10.4	8.4

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks and Equity Futures	100.0%

 * Foreign investments – 4.5%

As of January 31, 2017*
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments – 4.0%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 16.9%
Auto Components - 0.8%
Delphi Automotive PLC	310,083	$28,037,705
Lear Corp.	65,777	9,747,494
		37,785,199
Distributors - 0.2%
Genuine Parts Co.	143,620	12,197,647
Hotels, Restaurants & Leisure - 2.1%
Darden Restaurants, Inc.	115,982	9,728,570
Starbucks Corp.	1,830,626	98,817,191
		108,545,761
Household Durables - 0.3%
Leggett & Platt, Inc.	130,846	6,304,160
NVR, Inc. (a)	3,686	9,622,082
		15,926,242
Internet & Direct Marketing Retail - 2.0%
Priceline Group, Inc. (a)	49,612	100,637,942
Leisure Products - 0.2%
Hasbro, Inc.	103,827	10,993,203
Media - 3.7%
Interpublic Group of Companies, Inc.	368,370	7,960,476
Omnicom Group, Inc. (b)	238,404	18,771,931
The Walt Disney Co.	1,460,744	160,579,588
		187,311,995
Multiline Retail - 0.5%
Dollar General Corp.	257,180	19,329,649
Nordstrom, Inc. (b)	125,528	6,096,895
		25,426,544
Specialty Retail - 4.7%
Advance Auto Parts, Inc.	63,952	7,163,264
Bed Bath & Beyond, Inc. (b)	149,160	4,459,884
Best Buy Co., Inc.	274,377	16,007,154
Dick's Sporting Goods, Inc.	81,200	3,032,008
Foot Locker, Inc.	137,021	6,466,021
Gap, Inc. (b)	224,323	5,345,617
Lowe's Companies, Inc.	792,573	61,345,150
O'Reilly Automotive, Inc. (a)	122,572	25,041,460
Ross Stores, Inc.	487,960	26,993,947
TJX Companies, Inc.	844,064	59,346,140
Tractor Supply Co.	141,996	7,968,816
Ulta Beauty, Inc. (a)	63,636	15,986,000
		239,155,461
Textiles, Apparel & Luxury Goods - 2.4%
lululemon athletica, Inc. (a)	104,175	6,421,347
Michael Kors Holdings Ltd. (a)	187,454	6,830,824
NIKE, Inc. Class B	1,484,213	87,642,778
VF Corp. (b)	341,969	21,267,052
		122,162,001

TOTAL CONSUMER DISCRETIONARY		860,141,995

CONSUMER STAPLES - 10.4%
Beverages - 3.9%
Brown-Forman Corp. Class B (non-vtg.)	280,171	13,840,447
Dr. Pepper Snapple Group, Inc.	164,853	15,027,999
Monster Beverage Corp. (a)	384,576	20,286,384
PepsiCo, Inc.	1,276,584	148,862,460
		198,017,290
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	401,710	63,675,052
Whole Foods Market, Inc.	275,368	11,499,368
		75,174,420
Food Products - 1.4%
Campbell Soup Co.	165,009	8,717,425
General Mills, Inc.	571,372	31,802,566
Hormel Foods Corp. (b)	284,061	9,706,364
McCormick & Co., Inc. (non-vtg.)	105,223	10,027,752
The Hershey Co.	125,998	13,268,849
		73,522,956
Household Products - 0.2%
Church & Dwight Co., Inc.	236,559	12,620,423
Personal Products - 0.4%
Estee Lauder Companies, Inc. Class A	227,647	22,534,777
Tobacco - 3.0%
Altria Group, Inc.	2,312,906	150,269,503

TOTAL CONSUMER STAPLES		532,139,369

ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Core Laboratories NV (b)	44,029	4,426,235
FINANCIALS - 1.9%
Capital Markets - 1.1%
Eaton Vance Corp. (non-vtg.)	117,524	5,769,253
Franklin Resources, Inc.	297,930	13,341,305
SEI Investments Co.	141,528	7,997,747
T. Rowe Price Group, Inc.	253,272	20,950,660
TD Ameritrade Holding Corp.	234,669	10,731,413
		58,790,378
Insurance - 0.8%
Marsh & McLennan Companies, Inc.	500,412	39,017,124

TOTAL FINANCIALS		97,807,502

HEALTH CARE - 13.8%
Biotechnology - 4.2%
Biogen, Inc. (a)	226,189	65,502,073
Gilead Sciences, Inc.	1,412,429	107,471,723
Regeneron Pharmaceuticals, Inc. (a)	71,414	35,108,551
United Therapeutics Corp. (a)	50,393	6,470,461
		214,552,808
Health Care Equipment & Supplies - 1.1%
Align Technology, Inc. (a)	73,073	12,219,998
Edwards Lifesciences Corp. (a)	205,081	23,621,230
ResMed, Inc. (b)	123,478	9,522,623
Varian Medical Systems, Inc. (a)	86,117	8,363,683
		53,727,534
Health Care Providers & Services - 0.9%
Henry Schein, Inc. (a)	71,957	13,111,285
McKesson Corp.	201,810	32,666,985
		45,778,270
Health Care Technology - 0.3%
Cerner Corp. (a)	268,153	17,261,009
Life Sciences Tools & Services - 0.6%
Mettler-Toledo International, Inc. (a)	30,712	17,600,433
Waters Corp. (a)	71,407	12,384,830
		29,985,263
Pharmaceuticals - 6.7%
Bristol-Myers Squibb Co.	1,483,991	84,439,088
Johnson & Johnson	1,944,473	258,070,457
		342,509,545

TOTAL HEALTH CARE		703,814,429

INDUSTRIALS - 13.6%
Aerospace & Defense - 3.3%
General Dynamics Corp.	260,783	51,199,526
Huntington Ingalls Industries, Inc.	46,768	9,639,352
Northrop Grumman Corp.	171,644	45,164,686
Raytheon Co.	270,670	46,492,986
Rockwell Collins, Inc.	161,750	17,231,228
		169,727,778
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc. (b)	149,170	9,785,552
Expeditors International of Washington, Inc.	185,300	10,910,464
		20,696,016
Airlines - 0.2%
Southwest Airlines Co.	146,755	8,146,370
Building Products - 0.1%
A.O. Smith Corp.	142,003	7,604,261
Commercial Services & Supplies - 0.3%
Cintas Corp.	79,988	10,786,382
Rollins, Inc. (b)	109,850	4,768,589
		15,554,971
Electrical Equipment - 1.0%
Acuity Brands, Inc. (b)	40,209	8,148,354
Fortive Corp.	285,510	18,483,917
Rockwell Automation, Inc.	132,871	21,927,701
		48,559,972
Industrial Conglomerates - 4.5%
3M Co.	695,865	139,987,162
Honeywell International, Inc.	655,383	89,210,734
		229,197,896
Machinery - 1.7%
Cummins, Inc.	151,041	25,359,784
Illinois Tool Works, Inc.	309,665	43,572,962
Middleby Corp. (a)	53,369	6,974,261
Snap-On, Inc. (b)	54,669	8,429,960
		84,336,967
Professional Services - 0.1%
Robert Half International, Inc.	145,056	6,563,784
Road & Rail - 1.6%
J.B. Hunt Transport Services, Inc.	89,943	8,158,730
Union Pacific Corp.	704,763	72,562,398
		80,721,128
Trading Companies & Distributors - 0.4%
Fastenal Co. (b)	299,299	12,857,885
W.W. Grainger, Inc. (b)	52,080	8,683,819
		21,541,704

TOTAL INDUSTRIALS		692,650,847

INFORMATION TECHNOLOGY - 40.1%
Communications Equipment - 0.2%
F5 Networks, Inc. (a)	72,778	8,787,944
Electronic Equipment & Components - 0.9%
Amphenol Corp. Class A	271,554	20,806,467
TE Connectivity Ltd.	330,326	26,554,907
		47,361,374
Internet Software & Services - 5.1%
Alphabet, Inc.:
Class A (a)	127,544	120,592,852
Class C (a)	134,034	124,718,637
MercadoLibre, Inc.	43,254	12,475,319
		257,786,808
IT Services - 14.4%
Accenture PLC Class A	925,220	119,186,840
Automatic Data Processing, Inc.	548,731	65,249,603
Broadridge Financial Solutions, Inc.	113,035	8,574,835
Fiserv, Inc. (a)	191,240	24,574,340
IBM Corp.	1,022,746	147,960,664
Jack Henry & Associates, Inc.	83,814	8,994,918
MasterCard, Inc. Class A	1,312,853	167,782,613
Paychex, Inc.	414,202	23,961,586
Visa, Inc. Class A	1,688,902	168,147,083
		734,432,482
Semiconductors & Semiconductor Equipment - 8.2%
Applied Materials, Inc.	1,040,231	46,092,636
Intel Corp.	4,222,324	149,765,832
Maxim Integrated Products, Inc.	275,851	12,534,669
NVIDIA Corp.	514,985	83,690,212
Skyworks Solutions, Inc.	189,559	19,879,052
Texas Instruments, Inc.	1,098,987	89,435,562
Xilinx, Inc.	231,923	14,671,449
		416,069,412
Software - 6.6%
Cadence Design Systems, Inc. (a)	250,494	9,243,229
CDK Global, Inc.	122,173	8,036,540
Citrix Systems, Inc. (a)	140,148	11,068,889
Intuit, Inc.	325,642	44,681,339
Microsoft Corp.	3,648,222	265,225,737
		338,255,734
Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	1,613,408	239,962,172

TOTAL INFORMATION TECHNOLOGY		2,042,655,926

MATERIALS - 2.1%
Chemicals - 1.9%
Celanese Corp. Class A	129,935	12,495,849
International Flavors & Fragrances, Inc.	71,210	9,483,748
LyondellBasell Industries NV Class A	429,221	38,668,520
Sherwin-Williams Co.	113,322	38,220,111
		98,868,228
Containers & Packaging - 0.2%
Avery Dennison Corp.	82,338	7,651,670

TOTAL MATERIALS		106,519,898

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Public Storage	160,306	32,954,104
TOTAL COMMON STOCKS
(Cost $4,462,257,305)		5,073,110,305
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.55% 8/17/17 (c)
(Cost $999,757)	1,000,000	999,568
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 1.11% (d)	25,902,671	$25,907,852
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	97,210,854	97,220,575
TOTAL MONEY MARKET FUNDS
(Cost $123,124,745)		123,128,427
TOTAL INVESTMENT PORTFOLIO - 102.0%
(Cost $4,586,381,807)		5,197,238,300
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(103,357,188)
NET ASSETS - 100%		$5,093,881,112

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
165 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2017	20,361,000	$310,947

The face value of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $518,776.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$176,463
Fidelity Securities Lending Cash Central Fund	142,392
Total	$318,855

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$860,141,995	$860,141,995	$--	$--
Consumer Staples	532,139,369	532,139,369	--	--
Energy	4,426,235	4,426,235	--	--
Financials	97,807,502	97,807,502	--	--
Health Care	703,814,429	703,814,429	--	--
Industrials	692,650,847	692,650,847	--	--
Information Technology	2,042,655,926	2,042,655,926	--	--
Materials	106,519,898	106,519,898	--	--
Real Estate	32,954,104	32,954,104	--	--
U.S. Government and Government Agency Obligations	999,568	--	999,568	--
Money Market Funds	123,128,427	123,128,427	--	--
Total Investments in Securities:	$5,197,238,300	$5,196,238,732	$999,568	$--
Derivative Instruments:
Assets
Futures Contracts	$310,947	$310,947	$--	$--
Total Assets	$310,947	$310,947	$--	$--
Total Derivative Instruments:	$310,947	$310,947	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$310,947	$0
Total Equity Risk	310,947	0
Total Value of Derivatives	$310,947	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value (including securities loaned of $95,207,679) — See accompanying schedule: Unaffiliated issuers (cost $4,463,257,062)	$5,074,109,873
Fidelity Central Funds (cost $123,124,745)	123,128,427
Total Investments (cost $4,586,381,807)		$5,197,238,300
Receivable for fund shares sold		6,214,132
Dividends receivable		3,329,761
Distributions receivable from Fidelity Central Funds		31,869
Receivable from investment adviser for expense reductions		203,835
Total assets		5,207,017,897
Liabilities
Payable for investments purchased	$13,949,497
Payable for fund shares redeemed	972,679
Accrued management fee	423,166
Payable for daily variation margin for derivative instruments	14,892
Other affiliated payables	390,725
Other payables and accrued expenses	172,451
Collateral on securities loaned	97,213,375
Total liabilities		113,136,785
Net Assets		$5,093,881,112
Net Assets consist of:
Paid in capital		$4,320,932,075
Undistributed net investment income		44,962,858
Accumulated undistributed net realized gain (loss) on investments		116,818,739
Net unrealized appreciation (depreciation) on investments		611,167,440
Net Assets, for 414,993,547 shares outstanding		$5,093,881,112
Net Asset Value, offering price and redemption price per share ($5,093,881,112 ÷ 414,993,547 shares)		$12.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$87,184,979
Interest		6,995
Income from Fidelity Central Funds		318,855
Total income		87,510,829
Expenses
Management fee	$4,395,058
Transfer agent fees	3,296,293
Accounting and security lending fees	858,705
Custodian fees and expenses	70,073
Independent trustees' fees and expenses	16,784
Registration fees	300,932
Audit	56,272
Legal	10,622
Miscellaneous	29,817
Total expenses before reductions	9,034,556
Expense reductions	(2,441,852)	6,592,704
Net investment income (loss)		80,918,125
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	128,835,449
Fidelity Central Funds	7,993
Futures contracts	3,613,951
Total net realized gain (loss)		132,457,393
Change in net unrealized appreciation (depreciation) on:
Investment securities	408,068,299
Futures contracts	(278,546)
Total change in net unrealized appreciation (depreciation)		407,789,753
Net gain (loss)		540,247,146
Net increase (decrease) in net assets resulting from operations		$621,165,271

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	For the period October 8, 2015 (commencement of operations) to July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$80,918,125	$18,383,006
Net realized gain (loss)	132,457,393	3,198,419
Change in net unrealized appreciation (depreciation)	407,789,753	203,377,687
Net increase (decrease) in net assets resulting from operations	621,165,271	224,959,112
Distributions to shareholders from net investment income	(50,493,312)	(922,562)
Distributions to shareholders from net realized gain	(11,037,209)	–
Total distributions	(61,530,521)	(922,562)
Share transactions
Proceeds from sales of shares	1,753,700,249	3,465,227,511
Reinvestment of distributions	55,900,123	922,562
Cost of shares redeemed	(873,963,309)	(91,577,324)
Net increase (decrease) in net assets resulting from share transactions	935,637,063	3,374,572,749
Total increase (decrease) in net assets	1,495,271,813	3,598,609,299
Net Assets
Beginning of period	3,598,609,299	–
End of period	$5,093,881,112	$3,598,609,299
Other Information
Undistributed net investment income end of period	$44,962,858	$17,169,542
Shares
Sold	154,005,251	339,946,020
Issued in reinvestment of distributions	5,221,104	87,447
Redeemed	(75,425,845)	(8,840,430)
Net increase (decrease)	83,800,510	331,193,037

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity SAI U.S. Quality Index Fund

Years ended July 31,	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$10.00
Income from Investment Operations
Net investment income (loss)B	.21	.13
Net realized and unrealized gain (loss)	1.36	.77
Total from investment operations	1.57	.90
Distributions from net investment income	(.14)	(.03)
Distributions from net realized gain	(.03)	–
Total distributions	(.17)	(.03)
Net asset value, end of period	$12.27	$10.87
Total ReturnC,D	14.70%	9.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	.21%	.25%G
Expenses net of fee waivers, if any	.15%	.15%G
Expenses net of all reductions	.15%	.15%G
Net investment income (loss)	1.84%	1.56%G
Supplemental Data
Net assets, end of period (000 omitted)	$5,093,881	$3,598,609
Portfolio turnover rateH	31%	25%G

 A For the period October 8, 2015 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity SAI U.S. Quality Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange(NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$720,277,720
Gross unrealized depreciation	(122,558,353)
Net unrealized appreciation (depreciation) on securities	$597,719,367
Tax Cost	$4,599,518,933

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$89,790,838
Undistributed long-term capital gain	$85,438,831
Net unrealized appreciation (depreciation) on securities and other investments	$597,719,367

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$60,498,195	$ 922,562
Long-term Capital Gains	1,032,326	–
Total	$61,530,521	$ 922,562

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments

During the period the Fund recognized net realized gain (loss) of $3,613,951 and a change in net unrealized appreciation (depreciation) of ($278,546) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $2,304,540,316 and $1,349,636,846, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,757 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities $through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $142,392.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .15% of average net assets. This reimbursement will remain in place through September 30, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,441,622.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $230.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Strategic Advisers Core Fund and Strategic Advisers Growth Fund were the owners of record of 29% and 20%, respectively, of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Quality Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Quality Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2017, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 8, 2015 (commencement of operations) to July 31,2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity SAI U.S. Quality Index Fund as of July 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from October 8, 2015 (commencement of operations) to July 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel each of the Trustees oversees 261 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Actual	.15%	$1,000.00	$1,101.40	$.78
Hypothetical-C		$1,000.00	$1,024.05	$.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S. Quality Index Fund voted to pay on September 18, 2017, to shareholders of record at the opening of business on September 15, 2017, a distribution of $0.299 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.104 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $85,889,923 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 66% and 99% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 70% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV4-ANN-0917
1.9868208.101

Fidelity® SAI U.S. Large Cap Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Annual Report

July 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2017	Past 1 year	Life of fundA
Fidelity® SAI U.S. Large Cap Index Fund	16.03%	21.66%

 A From February 2, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Large Cap Index Fund on February 2, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$13,401	Fidelity® SAI U.S. Large Cap Index Fund
$13,402	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.04% for the year ending July 31, 2017, rising sharply following the November election and continuing to rally through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act, and then reverted upward through July 31. Growth stocks surged ahead of value, while small-caps’ advantage over large-caps narrowed. Sector-wise, financials (+36%) fared best, riding an uptick in bond yields and a surge in banks, particularly post-election. Information technology gained 29%, as a handful of major index constituents posted stellar returns. Industrials (+18%) was boosted by a call for increased infrastructure spending. Consumer discretionary (+14%) slightly lagged the broader market because brick-and-mortar retailers continued to suffer from increased online competition. Energy (0%) was hurt by low oil prices. Utilities (+6%), consumer staples (+4%), telecommunication services (-7%) and real estate (-2%) all struggled amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of further interest rate hikes later in 2017.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the fiscal year, the fund gained 16.03%, essentially in line with the benchmark S&P 500®. This period, financials stocks (+36%) – especially banks (+44%) – were particularly notable performers, benefiting from rising interest rates and expected regulatory changes that many believe could boost profitability in the industry. Large U.S. banks JPMorgan Chase, Bank of America and Citigroup were among the top absolute contributors to the sector’s result. Information technology (+29%) delivered the second-best sector return, with several well-known tech names ranking among the top overall contributors, including consumer electronics and computer manufacturer Apple, software company Microsoft and social-networking leader Facebook. Notable individual contributors in other areas included online retail giant Amazon.com and aircraft manufacturer Boeing, both of which generated stronger-than-expected financial results this period. In contrast, the only sectors to lose ground were telecommunication services (-7%) – hurt by underperforming constituents Verizon Communications and AT&T – and real estate (-2%), two income-oriented sectors that proved less popular with investors than did faster-growing areas of the market. In real estate, shares of Simon Property Group, the country’s largest mall operator, struggled along with business expectations for the company’s retail tenants. Also detracting was industrial conglomerate General Electric, whose stock lost ground amid disappointing business results and expected future weakness.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.6	3.3
Microsoft Corp.	2.6	2.5
Facebook, Inc. Class A	1.9	1.5
Amazon.com, Inc.	1.8	1.6
Johnson & Johnson	1.7	1.6
	11.6

Top Five Market Sectors as of July 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.6	21.1
Financials	14.4	14.5
Health Care	14.3	13.6
Consumer Discretionary	12.2	12.2
Industrials	10.1	10.2

Asset Allocation (% of fund's net assets)

As of July 31, 2017*
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments – 4.6%

As of January 31, 2017*
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments – 4.5%

Investments July 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 12.2%
Auto Components - 0.2%
BorgWarner, Inc.	76,426	$3,572,151
Delphi Automotive PLC	102,629	9,279,714
The Goodyear Tire & Rubber Co.	96,463	3,039,549
		15,891,414
Automobiles - 0.5%
Ford Motor Co.	1,498,375	16,811,768
General Motors Co.	526,099	18,929,042
Harley-Davidson, Inc.	67,055	3,263,567
		39,004,377
Distributors - 0.1%
Genuine Parts Co.	56,469	4,795,912
LKQ Corp. (a)	118,105	4,081,709
		8,877,621
Diversified Consumer Services - 0.0%
H&R Block, Inc.	79,367	2,420,694
Hotels, Restaurants & Leisure - 1.8%
Carnival Corp.	160,352	10,708,307
Chipotle Mexican Grill, Inc. (a)	10,981	3,774,938
Darden Restaurants, Inc.	47,634	3,995,540
Hilton, Inc.	78,500	4,908,605
Marriott International, Inc. Class A	119,028	12,401,527
McDonald's Corp.	312,258	48,443,706
MGM Mirage, Inc.	184,957	6,090,634
Royal Caribbean Cruises Ltd.	64,267	7,266,670
Starbucks Corp.	554,774	29,946,701
Wyndham Worldwide Corp.	39,979	4,172,608
Wynn Resorts Ltd.	30,588	3,956,252
Yum! Brands, Inc.	126,737	9,566,109
		145,231,597
Household Durables - 0.4%
D.R. Horton, Inc.	130,938	4,673,177
Garmin Ltd.	43,954	2,206,051
Leggett & Platt, Inc.	50,688	2,442,148
Lennar Corp. Class A	77,842	4,082,034
Mohawk Industries, Inc. (a)	24,201	6,025,807
Newell Brands, Inc.	185,079	9,757,365
PulteGroup, Inc.	108,787	2,656,579
Whirlpool Corp.	28,337	5,040,586
		36,883,747
Internet & Direct Marketing Retail - 2.8%
Amazon.com, Inc. (a)	151,985	150,127,743
Expedia, Inc.	46,573	7,287,277
Netflix, Inc. (a)	165,119	29,995,518
Priceline Group, Inc. (a)	18,842	38,220,997
TripAdvisor, Inc. (a)	42,309	1,650,897
		227,282,432
Leisure Products - 0.1%
Hasbro, Inc.	43,102	4,563,640
Mattel, Inc.	131,232	2,627,265
		7,190,905
Media - 3.1%
CBS Corp. Class B	141,117	9,289,732
Charter Communications, Inc. Class A (a)	82,630	32,383,523
Comcast Corp. Class A	1,813,127	73,340,987
Discovery Communications, Inc.:
Class A (a)	58,910	1,449,186
Class C (non-vtg.) (a)	80,772	1,868,256
DISH Network Corp. Class A (a)	87,148	5,580,086
Interpublic Group of Companies, Inc.	151,367	3,271,041
News Corp.:
Class A	146,417	2,095,227
Class B	45,888	674,554
Omnicom Group, Inc.	89,166	7,020,931
Scripps Networks Interactive, Inc. Class A	36,743	3,211,706
The Walt Disney Co.	557,319	61,266,078
Time Warner, Inc.	297,113	30,430,313
Twenty-First Century Fox, Inc.:
Class A	403,155	11,731,811
Class B	186,613	5,353,927
Viacom, Inc. Class B (non-vtg.)	134,967	4,713,048
		253,680,406
Multiline Retail - 0.4%
Dollar General Corp.	96,654	7,264,515
Dollar Tree, Inc. (a)	90,677	6,535,998
Kohl's Corp.	65,313	2,700,693
Macy's, Inc.	116,659	2,770,651
Nordstrom, Inc.	42,621	2,070,102
Target Corp.	211,362	11,977,885
		33,319,844
Specialty Retail - 2.1%
Advance Auto Parts, Inc.	28,290	3,168,763
AutoNation, Inc. (a)	25,216	1,068,654
AutoZone, Inc. (a)	10,786	5,822,499
Best Buy Co., Inc.	101,645	5,929,969
CarMax, Inc. (a)	70,954	4,700,703
Foot Locker, Inc.	50,277	2,372,572
Gap, Inc.	84,334	2,009,679
Home Depot, Inc.	458,022	68,520,091
L Brands, Inc.	92,308	4,282,168
Lowe's Companies, Inc.	328,727	25,443,470
O'Reilly Automotive, Inc. (a)	34,864	7,122,715
Ross Stores, Inc.	150,175	8,307,681
Signet Jewelers Ltd.	26,201	1,602,453
Staples, Inc.	250,229	2,539,824
Tiffany & Co., Inc.	41,068	3,922,405
TJX Companies, Inc.	246,439	17,327,126
Tractor Supply Co.	49,253	2,764,078
Ulta Beauty, Inc. (a)	22,337	5,611,278
		172,516,128
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc.	107,701	5,077,025
Hanesbrands, Inc.	139,508	3,197,523
Michael Kors Holdings Ltd. (a)	59,703	2,175,577
NIKE, Inc. Class B	507,700	29,979,685
PVH Corp.	29,884	3,564,862
Ralph Lauren Corp.	21,113	1,597,198
Under Armour, Inc.:
Class A (sub. vtg.) (a)	70,751	1,416,435
Class C (non-vtg.) (a)	70,621	1,278,946
VF Corp.	122,733	7,632,765
		55,920,016

TOTAL CONSUMER DISCRETIONARY		998,219,181

CONSUMER STAPLES - 8.6%
Beverages - 2.1%
Brown-Forman Corp. Class B (non-vtg.)	67,768	3,347,739
Constellation Brands, Inc. Class A (sub. vtg.)	65,680	12,699,228
Dr. Pepper Snapple Group, Inc.	70,420	6,419,487
Molson Coors Brewing Co. Class B	70,746	6,294,979
Monster Beverage Corp. (a)	154,447	8,147,079
PepsiCo, Inc.	547,267	63,816,805
The Coca-Cola Co.	1,473,154	67,529,379
		168,254,696
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	168,028	26,634,118
CVS Health Corp.	390,302	31,196,839
Kroger Co.	349,623	8,572,756
Sysco Corp.	188,632	9,925,816
Wal-Mart Stores, Inc.	565,888	45,265,381
Walgreens Boots Alliance, Inc.	327,153	26,391,433
Whole Foods Market, Inc.	122,428	5,112,593
		153,098,936
Food Products - 1.3%
Archer Daniels Midland Co.	218,626	9,221,645
Campbell Soup Co.	73,464	3,881,103
ConAgra Foods, Inc.	154,863	5,302,509
General Mills, Inc.	220,719	12,285,220
Hormel Foods Corp.	103,339	3,531,094
Kellogg Co.	96,620	6,570,160
McCormick & Co., Inc. (non-vtg.)	43,377	4,133,828
Mondelez International, Inc.	581,276	25,587,770
The Hershey Co.	53,633	5,648,091
The J.M. Smucker Co.	44,602	5,436,984
The Kraft Heinz Co.	228,576	19,991,257
Tyson Foods, Inc. Class A	110,409	6,995,514
		108,585,175
Household Products - 1.7%
Church & Dwight Co., Inc.	95,493	5,094,552
Clorox Co.	49,341	6,586,530
Colgate-Palmolive Co.	338,395	24,432,119
Kimberly-Clark Corp.	135,973	16,746,435
Procter & Gamble Co.	979,835	88,988,615
		141,848,251
Personal Products - 0.2%
Coty, Inc. Class A	180,446	3,695,534
Estee Lauder Companies, Inc. Class A	85,767	8,490,075
		12,185,609
Tobacco - 1.4%
Altria Group, Inc.	740,025	48,079,424
Philip Morris International, Inc.	595,019	69,444,667
		117,524,091

TOTAL CONSUMER STAPLES		701,496,758

ENERGY - 6.0%
Energy Equipment & Services - 0.9%
Baker Hughes, a GE Co.	163,004	6,013,218
Halliburton Co.	332,484	14,110,621
Helmerich & Payne, Inc.	41,594	2,105,488
National Oilwell Varco, Inc.	145,596	4,762,445
Schlumberger Ltd.	532,313	36,516,672
TechnipFMC PLC (a)	178,752	5,101,582
		68,610,026
Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp.	214,668	9,803,888
Apache Corp.	145,722	7,210,325
Cabot Oil & Gas Corp.	178,343	4,435,390
Chesapeake Energy Corp. (a)	292,223	1,449,426
Chevron Corp.	725,812	79,251,412
Cimarex Energy Co.	36,436	3,608,257
Concho Resources, Inc. (a)	56,761	7,393,688
ConocoPhillips Co.	473,941	21,502,703
Devon Energy Corp.	201,399	6,708,601
EOG Resources, Inc.	221,153	21,040,496
EQT Corp.	66,401	4,229,744
Exxon Mobil Corp.	1,623,318	129,930,373
Hess Corp.	103,524	4,610,959
Kinder Morgan, Inc.	735,520	15,026,674
Marathon Oil Corp.	325,634	3,982,504
Marathon Petroleum Corp.	198,733	11,127,061
Newfield Exploration Co. (a)	76,314	2,192,501
Noble Energy, Inc.	174,386	5,041,499
Occidental Petroleum Corp.	292,917	18,140,350
ONEOK, Inc.	145,538	8,233,085
Phillips 66 Co.	168,061	14,075,109
Pioneer Natural Resources Co.	65,162	10,627,922
Range Resources Corp.	72,086	1,521,735
Tesoro Corp.	57,900	5,762,787
The Williams Companies, Inc.	316,551	10,059,991
Valero Energy Corp.	171,337	11,817,113
		418,783,593

TOTAL ENERGY		487,393,619

FINANCIALS - 14.4%
Banks - 6.4%
Bank of America Corp.	3,812,621	91,960,419
BB&T Corp.	310,837	14,708,807
Citigroup, Inc.	1,054,785	72,200,033
Citizens Financial Group, Inc.	194,059	6,807,590
Comerica, Inc.	67,786	4,901,606
Fifth Third Bancorp	287,432	7,674,434
Huntington Bancshares, Inc.	416,482	5,518,387
JPMorgan Chase & Co.	1,361,095	124,948,521
KeyCorp	419,924	7,575,429
M&T Bank Corp.	58,947	9,617,203
Peoples United Financial, Inc.	131,924	2,300,755
PNC Financial Services Group, Inc.	185,385	23,877,588
Regions Financial Corp.	460,516	6,723,534
SunTrust Banks, Inc.	185,222	10,611,368
U.S. Bancorp	606,902	32,032,288
Wells Fargo & Co.	1,723,046	92,941,101
Zions Bancorporation	77,627	3,518,056
		517,917,119
Capital Markets - 2.9%
Affiliated Managers Group, Inc.	21,685	4,029,724
Ameriprise Financial, Inc.	58,405	8,461,716
Bank of New York Mellon Corp.	398,382	21,126,197
BlackRock, Inc. Class A	46,448	19,811,465
CBOE Holdings, Inc.	35,200	3,327,456
Charles Schwab Corp.	466,159	19,998,221
CME Group, Inc.	130,173	15,961,813
E*TRADE Financial Corp. (a)	105,232	4,314,512
Franklin Resources, Inc.	131,175	5,874,017
Goldman Sachs Group, Inc.	140,248	31,602,082
IntercontinentalExchange, Inc.	226,825	15,131,496
Invesco Ltd.	155,867	5,419,496
Moody's Corp.	63,759	8,392,597
Morgan Stanley	545,668	25,591,829
Northern Trust Corp.	82,677	7,235,064
Raymond James Financial, Inc.	49,106	4,085,128
S&P Global, Inc.	98,765	15,169,316
State Street Corp.	135,489	12,631,639
T. Rowe Price Group, Inc.	92,431	7,645,892
The NASDAQ OMX Group, Inc.	43,664	3,247,292
		239,056,952
Consumer Finance - 0.7%
American Express Co.	287,623	24,514,108
Capital One Financial Corp.	185,027	15,945,627
Discover Financial Services	145,655	8,876,216
Navient Corp.	109,163	1,610,154
Synchrony Financial	295,085	8,946,977
		59,893,082
Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc. Class B (a)	727,703	127,326,194
Leucadia National Corp.	124,062	3,229,334
		130,555,528
Insurance - 2.8%
AFLAC, Inc.	152,034	12,124,712
Allstate Corp.	139,649	12,708,059
American International Group, Inc.	336,935	22,052,396
Aon PLC	100,402	13,872,544
Arthur J. Gallagher & Co.	68,760	4,042,400
Assurant, Inc.	20,991	2,209,723
Chubb Ltd.	178,880	26,198,765
Cincinnati Financial Corp.	57,416	4,372,803
Everest Re Group Ltd.	15,736	4,128,969
Hartford Financial Services Group, Inc.	140,736	7,740,480
Lincoln National Corp.	85,924	6,277,607
Loews Corp.	105,773	5,149,030
Marsh & McLennan Companies, Inc.	197,426	15,393,305
MetLife, Inc.	413,927	22,765,985
Principal Financial Group, Inc.	102,687	6,854,357
Progressive Corp.	222,543	10,488,452
Prudential Financial, Inc.	164,354	18,609,803
The Travelers Companies, Inc.	107,046	13,711,522
Torchmark Corp.	41,678	3,291,312
Unum Group	87,428	4,382,766
Willis Group Holdings PLC	48,684	7,248,074
XL Group Ltd.	100,160	4,447,104
		228,070,168

TOTAL FINANCIALS		1,175,492,849

HEALTH CARE - 14.3%
Biotechnology - 3.0%
AbbVie, Inc.	609,725	42,625,875
Alexion Pharmaceuticals, Inc. (a)	86,028	11,815,086
Amgen, Inc.	281,924	49,198,557
Biogen, Inc. (a)	81,838	23,699,466
Celgene Corp. (a)	299,138	40,506,277
Gilead Sciences, Inc.	500,615	38,091,795
Incyte Corp. (a)	65,111	8,678,645
Regeneron Pharmaceuticals, Inc.(a)	29,190	14,350,388
Vertex Pharmaceuticals, Inc. (a)	95,420	14,486,664
		243,452,753
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	664,791	32,694,421
Align Technology, Inc. (a)	28,929	4,837,797
Baxter International, Inc.	186,862	11,301,414
Becton, Dickinson & Co.	87,099	17,541,739
Boston Scientific Corp. (a)	524,625	13,965,518
C.R. Bard, Inc.	27,741	8,893,765
Danaher Corp.	234,010	19,069,475
Dentsply Sirona, Inc.	87,819	5,447,413
Edwards Lifesciences Corp. (a)	80,378	9,257,938
Hologic, Inc. (a)	107,271	4,742,451
IDEXX Laboratories, Inc. (a)	33,759	5,619,523
Intuitive Surgical, Inc. (a)	14,113	13,241,663
Medtronic PLC	524,425	44,035,967
ResMed, Inc.	54,333	4,190,161
Stryker Corp.	118,847	17,482,394
The Cooper Companies, Inc.	18,718	4,564,759
Varian Medical Systems, Inc. (a)	35,216	3,420,178
Zimmer Biomet Holdings, Inc.	77,089	9,352,437
		229,659,013
Health Care Providers & Services - 2.8%
Aetna, Inc.	127,076	19,609,098
AmerisourceBergen Corp.	63,578	5,964,888
Anthem, Inc.	101,515	18,903,108
Cardinal Health, Inc.	121,018	9,349,851
Centene Corp. (a)	66,004	5,242,038
Cigna Corp.	98,081	17,022,938
DaVita HealthCare Partners, Inc. (a)	59,645	3,863,803
Envision Healthcare Corp. (a)	44,999	2,539,294
Express Scripts Holding Co. (a)	227,383	14,243,271
HCA Holdings, Inc. (a)	109,639	8,808,397
Henry Schein, Inc. (a)	30,390	5,537,362
Humana, Inc.	55,290	12,783,048
Laboratory Corp. of America Holdings (a)	39,192	6,228,001
McKesson Corp.	80,798	13,078,772
Patterson Companies, Inc.	31,256	1,304,000
Quest Diagnostics, Inc.	52,419	5,677,502
UnitedHealth Group, Inc.	369,183	70,812,991
Universal Health Services, Inc. Class B	34,253	3,796,260
		224,764,622
Health Care Technology - 0.1%
Cerner Corp. (a)	112,633	7,250,186
Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	123,476	7,382,630
Illumina, Inc. (a)	55,934	9,724,126
Mettler-Toledo International, Inc. (a)	9,894	5,670,054
PerkinElmer, Inc.	42,155	2,775,064
Thermo Fisher Scientific, Inc.	149,878	26,308,085
Waters Corp. (a)	30,663	5,318,191
		57,178,150
Pharmaceuticals - 4.9%
Allergan PLC	128,672	32,467,806
Bristol-Myers Squibb Co.	631,139	35,911,809
Eli Lilly & Co.	371,988	30,748,528
Johnson & Johnson	1,032,022	136,969,960
Merck & Co., Inc.	1,047,852	66,936,786
Mylan N.V. (a)	176,589	6,885,205
Perrigo Co. PLC	54,930	4,115,356
Pfizer, Inc.	2,286,308	75,813,973
Zoetis, Inc. Class A	188,026	11,755,386
		401,604,809

TOTAL HEALTH CARE		1,163,909,533

INDUSTRIALS - 10.1%
Aerospace & Defense - 2.4%
Arconic, Inc.	168,862	4,186,089
General Dynamics Corp.	108,640	21,329,291
L3 Technologies, Inc.	29,833	5,219,880
Lockheed Martin Corp.	95,361	27,857,809
Northrop Grumman Corp.	66,881	17,598,398
Raytheon Co.	111,512	19,154,416
Rockwell Collins, Inc.	62,212	6,627,444
Textron, Inc.	102,555	5,038,527
The Boeing Co.	215,048	52,140,538
TransDigm Group, Inc.	18,735	5,285,893
United Technologies Corp.	285,470	33,848,178
		198,286,463
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	53,974	3,540,694
Expeditors International of Washington, Inc.	69,022	4,064,015
FedEx Corp.	94,236	19,603,915
United Parcel Service, Inc. Class B	263,872	29,102,443
		56,311,067
Airlines - 0.6%
Alaska Air Group, Inc.	47,354	4,035,981
American Airlines Group, Inc.	188,711	9,518,583
Delta Air Lines, Inc.	281,982	13,918,632
Southwest Airlines Co.	231,649	12,858,836
United Continental Holdings, Inc. (a)	107,956	7,306,462
		47,638,494
Building Products - 0.4%
A.O. Smith Corp.	56,423	3,021,452
Allegion PLC	36,499	2,965,179
Fortune Brands Home & Security, Inc.	58,938	3,870,458
Johnson Controls International PLC	359,395	13,998,435
Masco Corp.	122,571	4,673,632
		28,529,156
Commercial Services & Supplies - 0.3%
Cintas Corp.	33,090	4,462,187
Republic Services, Inc.	88,076	5,656,241
Stericycle, Inc. (a)	32,668	2,518,049
Waste Management, Inc.	155,713	11,701,832
		24,338,309
Construction & Engineering - 0.1%
Fluor Corp.	53,551	2,325,720
Jacobs Engineering Group, Inc.	46,133	2,432,132
Quanta Services, Inc. (a)	56,742	1,913,908
		6,671,760
Electrical Equipment - 0.6%
Acuity Brands, Inc.	16,897	3,424,177
AMETEK, Inc.	88,156	5,428,646
Eaton Corp. PLC	171,363	13,409,155
Emerson Electric Co.	246,902	14,717,828
Fortive Corp.	115,517	7,478,571
Rockwell Automation, Inc.	49,357	8,145,386
		52,603,763
Industrial Conglomerates - 2.2%
3M Co.	228,942	46,056,262
General Electric Co.	3,336,349	85,443,898
Honeywell International, Inc.	292,055	39,754,527
Roper Technologies, Inc.	39,088	9,086,396
		180,341,083
Machinery - 1.5%
Caterpillar, Inc.	225,707	25,719,313
Cummins, Inc.	59,204	9,940,352
Deere & Co.	112,736	14,461,774
Dover Corp.	59,641	5,009,844
Flowserve Corp.	50,042	2,058,227
Illinois Tool Works, Inc.	119,112	16,760,250
Ingersoll-Rand PLC	98,084	8,619,622
PACCAR, Inc.	134,578	9,211,864
Parker Hannifin Corp.	51,023	8,468,798
Pentair PLC	64,231	4,051,049
Snap-On, Inc.	22,202	3,423,548
Stanley Black & Decker, Inc.	58,604	8,244,997
Xylem, Inc.	68,851	3,905,917
		119,875,555
Professional Services - 0.3%
Equifax, Inc.	46,053	6,697,948
IHS Markit Ltd. (a)	121,585	5,671,940
Nielsen Holdings PLC	128,671	5,534,140
Robert Half International, Inc.	48,722	2,204,671
Verisk Analytics, Inc. (a)	58,908	5,140,312
		25,249,011
Road & Rail - 0.8%
CSX Corp.	353,486	17,440,999
J.B. Hunt Transport Services, Inc.	32,866	2,981,275
Kansas City Southern	40,640	4,193,642
Norfolk Southern Corp.	111,017	12,498,294
Union Pacific Corp.	309,332	31,848,823
		68,963,033
Trading Companies & Distributors - 0.2%
Fastenal Co.	110,819	4,760,784
United Rentals, Inc. (a)	32,378	3,851,687
W.W. Grainger, Inc.	20,584	3,432,176
		12,044,647

TOTAL INDUSTRIALS		820,852,341

INFORMATION TECHNOLOGY - 22.6%
Communications Equipment - 0.9%
Cisco Systems, Inc.	1,915,544	60,243,859
F5 Networks, Inc. (a)	24,789	2,993,272
Harris Corp.	46,704	5,346,207
Juniper Networks, Inc.	146,383	4,091,405
Motorola Solutions, Inc.	62,625	5,678,835
		78,353,578
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	117,079	8,970,593
Corning, Inc.	352,545	10,273,161
FLIR Systems, Inc.	52,278	1,951,015
TE Connectivity Ltd.	136,012	10,934,005
		32,128,774
Internet Software & Services - 4.7%
Akamai Technologies, Inc. (a)	66,227	3,121,941
Alphabet, Inc.:
Class A (a)	114,026	107,811,583
Class C (a)	114,313	106,368,247
eBay, Inc. (a)	385,626	13,778,417
Facebook, Inc. Class A (a)	905,558	153,265,692
VeriSign, Inc. (a)	33,823	3,421,873
		387,767,753
IT Services - 3.9%
Accenture PLC Class A	237,558	30,602,222
Alliance Data Systems Corp.	21,329	5,149,460
Automatic Data Processing, Inc.	171,402	20,381,412
Cognizant Technology Solutions Corp. Class A	225,647	15,641,850
CSRA, Inc.	55,661	1,815,105
DXC Technology Co.	108,482	8,502,819
Fidelity National Information Services, Inc.	126,647	11,552,739
Fiserv, Inc. (a)	81,363	10,455,146
Gartner, Inc. (a)	34,646	4,445,775
Global Payments, Inc.	58,420	5,513,095
IBM Corp.	327,534	47,384,344
MasterCard, Inc. Class A	359,348	45,924,674
Paychex, Inc.	122,491	7,086,104
PayPal Holdings, Inc. (a)	427,995	25,059,107
The Western Union Co.	180,539	3,565,645
Total System Services, Inc.	63,454	4,026,791
Visa, Inc. Class A	707,309	70,419,684
		317,525,972
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Micro Devices, Inc. (a)	296,873	4,040,442
Analog Devices, Inc.	140,604	11,109,122
Applied Materials, Inc.	411,698	18,242,338
Broadcom Ltd.	153,765	37,927,675
Intel Corp.	1,804,039	63,989,263
KLA-Tencor Corp.	60,058	5,563,173
Lam Research Corp.	61,799	9,854,469
Microchip Technology, Inc.	87,883	7,034,155
Micron Technology, Inc. (a)	398,404	11,203,120
NVIDIA Corp.	227,948	37,043,829
Qorvo, Inc. (a)	48,691	3,338,255
Qualcomm, Inc.	566,014	30,106,285
Skyworks Solutions, Inc.	70,693	7,413,575
Texas Instruments, Inc.	381,698	31,062,583
Xilinx, Inc.	95,031	6,011,661
		283,939,945
Software - 5.0%
Activision Blizzard, Inc.	265,634	16,410,869
Adobe Systems, Inc. (a)	189,522	27,763,078
ANSYS, Inc. (a)	32,755	4,243,410
Autodesk, Inc. (a)	74,302	8,231,919
CA Technologies, Inc.	120,049	3,726,321
Citrix Systems, Inc. (a)	57,909	4,573,653
Electronic Arts, Inc. (a)	118,774	13,865,677
Intuit, Inc.	93,248	12,794,558
Microsoft Corp.	2,957,766	215,029,588
Oracle Corp.	1,150,737	57,456,298
Red Hat, Inc. (a)	68,107	6,733,739
Salesforce.com, Inc. (a)	256,166	23,259,873
Symantec Corp.	233,019	7,221,259
Synopsys, Inc. (a)	57,584	4,409,207
		405,719,449
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	1,997,447	297,080,282
Hewlett Packard Enterprise Co.	637,801	11,167,896
HP, Inc.	644,893	12,317,456
NetApp, Inc.	103,803	4,507,126
Seagate Technology LLC	113,783	3,750,288
Western Digital Corp.	111,576	9,497,349
Xerox Corp.	81,787	2,508,407
		340,828,804

TOTAL INFORMATION TECHNOLOGY		1,846,264,275

MATERIALS - 2.9%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	83,411	11,856,874
Albemarle Corp. U.S.	42,430	4,913,394
CF Industries Holdings, Inc.	89,311	2,621,278
E.I. du Pont de Nemours & Co.	332,164	27,307,202
Eastman Chemical Co.	55,868	4,645,983
Ecolab, Inc.	100,005	13,167,658
FMC Corp.	51,337	3,921,120
International Flavors & Fragrances, Inc.	30,253	4,029,095
LyondellBasell Industries NV Class A	126,540	11,399,989
Monsanto Co.	168,111	19,638,727
PPG Industries, Inc.	98,150	10,330,288
Praxair, Inc.	109,514	14,254,342
Sherwin-Williams Co.	31,041	10,469,198
The Dow Chemical Co.	430,597	27,661,551
The Mosaic Co.	134,478	3,246,299
		169,462,998
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	23,996	5,433,414
Vulcan Materials Co.	50,629	6,233,442
		11,666,856
Containers & Packaging - 0.4%
Avery Dennison Corp.	33,925	3,152,650
Ball Corp.	134,131	5,620,089
International Paper Co.	158,182	8,696,846
Packaging Corp. of America	36,091	3,951,243
Sealed Air Corp.	75,017	3,263,990
WestRock Co.	96,196	5,523,574
		30,208,392
Metals & Mining - 0.3%
Freeport-McMoRan, Inc. (a)	509,936	7,455,264
Newmont Mining Corp.	204,285	7,593,273
Nucor Corp.	122,229	7,048,946
		22,097,483

TOTAL MATERIALS		233,435,729

REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.9%
Alexandria Real Estate Equities, Inc.	34,890	4,230,413
American Tower Corp.	162,824	22,197,796
Apartment Investment & Management Co. Class A	60,157	2,740,151
AvalonBay Communities, Inc.	52,788	10,153,772
Boston Properties, Inc.	58,943	7,126,798
Crown Castle International Corp.	154,241	15,513,560
Digital Realty Trust, Inc.	61,213	7,060,307
Duke Realty Corp.	136,230	3,894,816
Equinix, Inc.	29,849	13,453,840
Equity Residential (SBI)	140,659	9,573,252
Essex Property Trust, Inc.	25,132	6,577,044
Extra Space Storage, Inc.	48,237	3,834,842
Federal Realty Investment Trust (SBI)	27,673	3,670,270
General Growth Properties, Inc.	223,168	5,045,828
HCP, Inc.	179,514	5,681,618
Host Hotels & Resorts, Inc.	283,402	5,288,281
Iron Mountain, Inc.	94,103	3,428,172
Kimco Realty Corp.	163,069	3,290,732
Mid-America Apartment Communities, Inc.	43,512	4,504,797
Prologis, Inc.	203,165	12,354,464
Public Storage	57,276	11,774,227
Realty Income Corp.	104,611	5,969,104
Regency Centers Corp.	56,035	3,710,638
Simon Property Group, Inc.	119,603	18,957,076
SL Green Realty Corp.	39,010	4,028,563
The Macerich Co.	45,627	2,618,534
UDR, Inc.	102,441	4,004,419
Ventas, Inc.	135,953	9,156,435
Vornado Realty Trust	65,994	5,236,624
Welltower, Inc.	140,278	10,295,002
Weyerhaeuser Co.	287,825	9,503,982
		234,875,357
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	115,203	4,376,562

TOTAL REAL ESTATE		239,251,919

TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	2,355,327	91,857,753
CenturyLink, Inc.	210,252	4,892,564
Level 3 Communications, Inc. (a)	112,146	6,580,727
Verizon Communications, Inc.	1,562,829	75,640,924
		178,971,968
UTILITIES - 3.1%
Electric Utilities - 2.0%
Alliant Energy Corp.	87,281	3,537,499
American Electric Power Co., Inc.	188,377	13,288,114
Duke Energy Corp.	268,128	22,823,055
Edison International	124,820	9,820,838
Entergy Corp.	68,755	5,274,884
Eversource Energy	121,402	7,380,028
Exelon Corp.	354,792	13,602,725
FirstEnergy Corp.	169,999	5,424,668
NextEra Energy, Inc.	179,355	26,201,972
PG&E Corp.	195,615	13,241,179
Pinnacle West Capital Corp.	42,739	3,706,753
PPL Corp.	261,727	10,031,996
Southern Co.	381,037	18,263,103
Xcel Energy, Inc.	194,526	9,203,025
		161,799,839
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	121,093	2,981,310
The AES Corp.	252,906	2,827,489
		5,808,799
Multi-Utilities - 1.0%
Ameren Corp.	92,956	5,214,832
CenterPoint Energy, Inc.	165,106	4,654,338
CMS Energy Corp.	107,443	4,968,164
Consolidated Edison, Inc.	116,994	9,694,123
Dominion Resources, Inc.	240,968	18,597,910
DTE Energy Co.	68,724	7,357,591
NiSource, Inc.	123,915	3,229,225
Public Service Enterprise Group, Inc.	193,803	8,715,321
SCANA Corp.	54,752	3,524,386
Sempra Energy	96,098	10,860,035
WEC Energy Group, Inc.	120,904	7,613,325
		84,429,250
Water Utilities - 0.0%
American Water Works Co., Inc.	68,265	5,536,292

TOTAL UTILITIES		257,574,180

TOTAL COMMON STOCKS
(Cost $7,353,006,121)		8,102,862,352
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.92% 10/12/17 (b)
(Cost $1,497,249)	1,500,000	1,496,745
	Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 1.11% (c)
(Cost $94,661,258)	94,642,329	94,661,258
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $7,449,164,628)		8,199,020,355
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(43,990,458)
NET ASSETS - 100%		$8,155,029,897

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
423 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2017	52,198,200	$509,297

The face value of futures purchased as a percentage of Net Assets is 0.6%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,496,745.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$542,056
Total	$542,056

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$998,219,181	$998,219,181	$--	$--
Consumer Staples	701,496,758	701,496,758	--	--
Energy	487,393,619	487,393,619	--	--
Financials	1,175,492,849	1,175,492,849	--	--
Health Care	1,163,909,533	1,163,909,533	--	--
Industrials	820,852,341	820,852,341	--	--
Information Technology	1,846,264,275	1,846,264,275	--	--
Materials	233,435,729	233,435,729	--	--
Real Estate	239,251,919	239,251,919	--	--
Telecommunication Services	178,971,968	178,971,968	--	--
Utilities	257,574,180	257,574,180	--	--
U.S. Government and Government Agency Obligations	1,496,745	--	1,496,745	--
Money Market Funds	94,661,258	94,661,258	--	--
Total Investments in Securities:	$8,199,020,355	$8,197,523,610	$1,496,745	$--
Derivative Instruments:
Assets
Futures Contracts	$509,297	$509,297	$--	$--
Total Assets	$509,297	$509,297	$--	$--
Total Derivative Instruments:	$509,297	$509,297	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$509,297	$0
Total Equity Risk	509,297	0
Total Value of Derivatives	$509,297	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $7,354,503,370)	$8,104,359,097
Fidelity Central Funds (cost $94,661,258)	94,661,258
Total Investments (cost $7,449,164,628)		$8,199,020,355
Segregated cash with brokers for derivative instruments		311,667
Cash		186,902
Receivable for investments sold		47,369
Receivable for fund shares sold		23,609,656
Dividends receivable		6,828,079
Distributions receivable from Fidelity Central Funds		92,451
Receivable from investment adviser for expense reductions		485,250
Total assets		8,230,581,729
Liabilities
Payable for investments purchased	$72,082,023
Payable for fund shares redeemed	2,843,296
Accrued management fee	96,121
Payable for daily variation margin for derivative instruments	49,794
Other affiliated payables	480,598
Total liabilities		75,551,832
Net Assets		$8,155,029,897
Net Assets consist of:
Paid in capital		$7,358,648,447
Undistributed net investment income		61,505,346
Accumulated undistributed net realized gain (loss) on investments		(15,488,920)
Net unrealized appreciation (depreciation) on investments		750,365,024
Net Assets, for 613,364,476 shares outstanding		$8,155,029,897
Net Asset Value, offering price and redemption price per share ($8,155,029,897 ÷ 613,364,476 shares)		$13.30

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2017
Investment Income
Dividends		$103,388,810
Interest		4,203
Income from Fidelity Central Funds		542,056
Total income		103,935,069
Expenses
Management fee	$759,370
Transfer agent fees	3,796,930
Independent trustees' fees and expenses	17,465
Interest	29,377
Miscellaneous	14,501
Total expenses before reductions	4,617,643
Expense reductions	(3,845,089)	772,554
Net investment income (loss)		103,162,515
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(18,474,024)
Fidelity Central Funds	(5,514)
Futures contracts	4,969,968
Total net realized gain (loss)		(13,509,570)
Change in net unrealized appreciation (depreciation) on: Investment securities	723,704,526
Futures contracts	380,678
Total change in net unrealized appreciation (depreciation)		724,085,204
Net gain (loss)		710,575,634
Net increase (decrease) in net assets resulting from operations		$813,738,149

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2017	For the period February 2, 2016 (commencement of operations) to July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$103,162,515	$1,281,724
Net realized gain (loss)	(13,509,570)	72,872
Change in net unrealized appreciation (depreciation)	724,085,204	26,279,820
Net increase (decrease) in net assets resulting from operations	813,738,149	27,634,416
Distributions to shareholders from net investment income	(33,756,004)	–
Distributions to shareholders from net realized gain	(250,005)	–
Total distributions	(34,006,009)	–
Share transactions
Proceeds from sales of shares	7,626,030,638	2,455,740,983
Reinvestment of distributions	13,440,977	–
Cost of shares redeemed	(2,704,004,556)	(43,544,701)
Net increase (decrease) in net assets resulting from share transactions	4,935,467,059	2,412,196,282
Total increase (decrease) in net assets	5,715,199,199	2,439,830,698
Net Assets
Beginning of period	2,439,830,698	–
End of period	$8,155,029,897	$2,439,830,698
Other Information
Undistributed net investment income end of period	$61,505,346	$1,281,724
Shares
Sold	620,948,969	215,132,409
Issued in reinvestment of distributions	1,119,809	–
Redeemed	(220,004,305)	(3,832,406)
Net increase (decrease)	402,064,473	211,300,003

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity SAI U.S. Large Cap Index Fund

Years ended July 31,	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$11.55	$10.00
Income from Investment Operations
Net investment income (loss)B	.25	.07
Net realized and unrealized gain (loss)	1.59	1.48
Total from investment operations	1.84	1.55
Distributions from net investment income	(.09)	–
Distributions from net realized gain	–C	–
Total distributions	(.09)	–
Net asset value, end of period	$13.30	$11.55
Total ReturnD,E	16.03%	15.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	.09%	.22%H
Expenses net of fee waivers, if any	.02%	.02%H
Expenses net of all reductions	.02%	.02%H
Net investment income (loss)	2.05%	1.33%H
Supplemental Data
Net assets, end of period (000 omitted)	$8,155,030	$2,439,831
Portfolio turnover rateI	17%	0%J

 A For the period February 2, 2016 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2017

1. Organization.

Fidelity SAI U.S. Large Cap Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$905,555,528
Gross unrealized depreciation	(182,080,903)
Net unrealized appreciation (depreciation) on securities	$723,474,625
Tax Cost	$7,475,545,730

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$68,124,259
Undistributed long-term capital gain	$4,782,567
Net unrealized appreciation (depreciation) on securities and other investments	$723,474,625

The tax character of distributions paid was as follows:

	July 31, 2017	July 31, 2016
Ordinary Income	$33,756,004	$ -
Long-term Capital Gains	250,005	-
Total	$34,006,009	$ -

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $4,969,968 and a change in net unrealized appreciation (depreciation) of $380,678 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,837,323,811 and $859,196,304, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .015% of the Fund's average net assets. Under the expense contract, total expenses of the Fund are limited to an annual rate of .09% of the Fund's average net assets, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$84,988,231.96%		$29,377

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,501 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .015% of average net assets. This reimbursement will remain in place through September 30, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $3,819,906.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's custody expenses by $25,183.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Large Cap Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Large Cap Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2017, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the the period from February 2, 2016 (commencement of operations) to July 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity SAI U.S. Large Cap Index Fund as of July 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from February 2, 2016 (commencement of operations) to July 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 261 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to July 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period-B February 1, 2017 to July 31, 2017
Actual	.02%	$1,000.00	$1,095.60	$.10
Hypothetical-C		$1,000.00	$1,024.70	$.10

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S. Large Cap Index Fund voted to pay on September 18, 2017, to shareholders of record at the opening of business on September 15, 2017, a distribution of $.018 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.091 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2017, $4,914,903 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 85% and 86% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 90% and 94% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity SAI U.S. Large Cap Index Fund

On July 20, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) (the Amended Contract) for the fund, to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company (FMR), the fund's investment adviser, to Geode, on behalf of the fund, by 0.24 basis points (bp). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management and sub-advisory agreements. At its September 2016 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the management contract and sub-advisory agreements in September 2016 and as part of the annual review of these agreements occurring in July 2017. The Board noted that it had concluded at its September 2016 meeting that the fund's management fee and total expenses were fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the proposed sub-advisory fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 0.24 basis points than the current sub-advisory fee rate. The Board noted that FMR, and not the fund, pays the sub-advisory fee out of its management fee. The Board considered that the Amended Contract will not result in any changes to the current management fee rate under the fund's management contract with FMR or total expenses of each class paid by the shareholders of the fund. The Board also considered that FMR will retain its obligation to pay fund-level operating expenses, with certain limited exceptions, under the management contract. In addition, the Board considered that the Amended Contract will not have an impact on current contractual arrangements between FMR and the fund limiting the total expenses for each class of the fund, which may not be increased without the approval of the Board.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it has reviewed information regarding the revenues earned, the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its September 2016 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive.

Economies of Scale.  The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2016 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with its approval of the Amended Contract, the Board did not consider economies of scale to be a significant factor in its decision to approve the agreement because FMR will continue to contractually limit fund expenses. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Amended Contract should be ratified and approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV9-ANN-0917
1.9870993.101

Item 2.

Code of Ethics

As of the end of the period, July 31, 2017, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Real Estate Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Momentum Index Fund and Fidelity SAI U.S. Quality Index Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2017 FeesA.B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$41,000	$100	$6,400	$1,200
Fidelity SAI Real Estate Index Fund	$40,000	$100	$6,100	$1,100
Fidelity SAI Small-Mid Cap 500 Index Fund	$44,000	$100	$5,200	$1,200
Fidelity SAI U.S. Large Cap Index Fund	$42,000	$100	$6,100	$1,200
Fidelity SAI U.S. Momentum Index Fund	$37,000	$-	$4,900	$400
Fidelity SAI U.S. Quality Index Fund	$44,000	$100	$5,200	$1,200

July 31, 2016 FeesA.B,C,D

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$41,000	$100	$6,400	$1,000
Fidelity SAI Real Estate Index Fund	$34,000	$-	$6,100	$500
Fidelity SAI Small-Mid Cap 500 Index Fund	$38,000	$-	$4,900	$800
Fidelity SAI U.S. Large Cap Index Fund	$35,000	$-	$6,100	$500
Fidelity SAI U.S. Momentum Index Fund	$-	$-	$-	$-
Fidelity SAI U.S. Quality Index Fund	$37,000	$-	$4,900	$800

A Amounts may reflect rounding.

B Fidelity SAI U.S. Momentum Index Fund commenced operations on February 9, 2017.

C Fidelity SAI Real Estate Index Fund and Fidelity SAI U.S. Large Cap Index Fund commenced operations on February 2, 2016.  Fidelity SAI U.S. Quantity Index Fund commenced operations on October 8, 2015.  Fidelity SAI Small-Mid Cap 500 Index Fund commenced operations on August 12, 2015.

D Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2017A,B	July 31, 2016A,B,C
Audit-Related Fees	$-	$35,000
Tax Fees	$25,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI U.S. Momentum Index Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity SAI Real Estate Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Quantity Index Fund and Fidelity SAI Small-Mid Cap 500 Index Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2017A,B	July 31, 2016A,B,C
Deloitte Entities	$405,000	$105,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI U.S. Momentum Index Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity SAI Real Estate Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Quantity Index Fund and Fidelity SAI Small-Mid Cap 500 Index Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	September 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	September 26, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 26, 2017